ATTACHMENT FOR CURRENT FILING OF N-SAR

SUB-ITEM 77C

John Hancock Trust

Special Shareholder Meeting (Unaudited)

Special Shareholder Meeting (unaudited)

A Special Meeting of the Shareholders of John Hancock Trust (the “Trust) was held at the Trust’s principal office at 601 Congress Street, Boston Massachu-
setts on January 8, 2008, as adjourned to January 28, 2008, as further adjourned with respect to the U.S. Multi Sector Trust to April 14, 2008.

	Charles L. Bardelis		James R. Boyle		Peter S. Burgess		Elizabeth G. Cook

	Affirmative	Withhold	Affirmative	Withhold	Affirmative	Withhold	Affirmative	Withhold

All Cap Core Trust	37,856,466.458	1,464,115.473	37,901,973.387	1,418,608.544	37,838,712.390	1,481,869.541	37,880,050.432	1,440,531.499
All Cap Growth Trust	18,255,775.547	801,316.911	18,257,623.570	799,468.888	18,240,004.679	817,087.779	18,243,322.080	813,770.378
All Cap Value Trust	9,772,222.424	409,506.542	9,817,772.863	363,956.103	9,799,827.239	381,901.727	9,713,515.796	468,213.170
American Asset Allocation Trust	30,976,418.526	989,059.684	30,986,207.890	979,270.320	30,986,207.890	979,270.320	30,932,963.441	1,032,514.769
American Blue Chip Income and Growth Trust	10,224,222.114	270,469.356	10,217,956.468	276,735.002	10,221,740.109	272,951.361	10,162,892.480	331,798.990
American Bond Trust	71,528,245.338	1,699,884.262	71,660,105.694	1,568,023.906	71,665,903.311	1,562,226.289	71,356,712.472	1,871,417.128
American Fundamental Holdings Trust	80,001.000	.000	80,001.000	.000	80,001.000	.000	80,001.000	.000
American Global Diversification Trust	80,001.000	.000	80,001.000	.000	80,001.000	.000	80,001.000	.000
American Global Growth Trust	13,780,780.706	239,180.324	13,797,062.647	222,898.383	13,797,062.647	222,898.383	13,745,579.009	274,382.021
American Global Small Capitalization Trust	5,295,094.829	120,036.911	5,321,855.094	93,276.646	5,299,326.841	115,804.899	5,284,400.957	130,730.783
American Growth Trust	74,835,367.184	1,698,802.796	74,926,390.497	1,607,779.483	74,892,915.063	1,641,254.917	74,513,697.665	2,020,472.315
American Growth-Income Trust	68,793,977.931	1,362,312.169	68,865,964.248	1,290,325.852	68,834,346.772	1,321,943.328	68,591,371.336	1,564,918.764
American High-Income Bond Trust	3,151,253.525	39,722.995	3,154,301.236	36,675.284	3,154,301.236	36,675.284	3,144,640.408	46,336.112
American International Trust	43,628,529.920	1,174,939.120	43,677,547.111	1,125,921.929	43,648,468.853	1,155,000.187	43,512,205.240	1,291,263.800
American New World Trust	4,315,754.288	160,292.192	4,325,875.967	150,170.513	4,317,278.529	158,767.951	4,287,790.236	188,256.244
Blue Chip Growth Trust	133,566,031.104	5,256,680.943	133,596,303.340	5,226,408.707	133,493,797.066	5,328,914.981	133,091,063.910	5,731,648.137
Capital Appreciation Trust	105,557,967.687	3,318,243.590	105,606,571.552	3,269,639.725	105,562,347.777	3,313,863.500	105,177,771.086	3,698,440.191
Classic Value Trust	3,458,506.707	34,470.543	3,458,506.707	34,470.543	3,448,864.228	44,113.022	3,458,506.707	34,470.543
Core Equity Trust	44,033,208.312	1,372,612.749	44,033,208.312	1,372,612.749	44,033,208.312	1,372,612.749	43,625,858.480	1,779,962.581
Emerging Growth Trust	2,469,230.694	70,798.955	2,462,500.002	77,529.647	2,469,230.694	70,798.955	2,453,897.551	86,132.098
Emerging Markets Value Trust	32,621,657.640	993,175.801	32,621,657.640	993,175.801	32,621,657.640	993,175.801	32,621,657.640	993,175.801
Emerging Small Company Trust	8,741,708.994	337,361.820	8,747,385.556	331,685.258	8,732,935.861	346,134.953	8,719,763.963	359,306.851
Equity-Income Trust	131,542,404.735	4,281,690.387	131,455,287.568	4,368,807.554	131,488,922.368	4,335,172.754	131,174,258.279	4,649,836.843
Financial Services Trust	6,828,829.977	174,904.750	6,829,204.228	174,530.499	6,830,663.057	173,071.670	6,823,757.480	179,977.247
Franklin Templeton Founding Allocation Trust	76,710,694.709	3,049,667.851	76,967,297.754	2,793,064.806	76,590,430.998	3,169,931.562	76,636,824.809	3,123,537.751
Fundamental Value Trust	80,944,335.981	2,239,104.397	81,034,575.373	2,148,865.005	80,979,693.685	2,203,746.693	80,656,814.915	2,526,625.463
Global Trust	32,676,009.359	1,424,457.560	32,747,017.580	1,353,449.339	32,702,680.733	1,397,786.186	32,686,416.686	1,414,050.233
Global Allocation Trust	23,950,134.852	407,598.658	23,990,585.837	367,147.673	23,985,745.712	371,987.798	23,839,187.495	518,546.015
Global Real Estate Trust	36,344,090.026	1,117,470.038	36,366,034.849	1,085,525.215	36,338,566.696	1,112,993.368	36,239,186.782	1,212,373.282
Health Sciences Trust	11,812,373.671	365,837.845	11,822,872.714	355,338.802	11,811,528.819	366,682.697	11,718,768.223	459,443.293
Income & Value Trust	35,743,924.290	1,117,480.087	35,746,662.576	1,114,741.801	35,751,088.820	1,110,315.557	35,701,080.906	1,160,323.471
International Core Trust	97,788,348.747	3,706,058.222	97,454,075.192	4,040,331.777	97,752,454.844	3,741,952.125	97,374,063.193	4,120,343.776
International Opportunities Trust	5,624,778.930	285,801.550	5,598,751.725	311,828.755	5,624,778.930	285,801.550	5,577,993.210	332,587.270
International Small Cap Trust	25,776,173.970	768,790.318	25,821,721.784	723,242.504	25,714,866.278	830,098.010	25,652,514.519	892,449.769
International Value Trust	91,578,747.012	3,448,075.725	91,513,038.054	3,513,784.683	91,527,591.317	3,499,231.420	91,209,590.517	3,817,232.220
Large Cap Trust	43,232,576.989	1,337,050.494	43,279,253.155	1,290,374.328	43,191,070.454	1,378,557.029	43,065,709.552	1,503,917.931
Large Cap Value Trust	24,890,233.125	1,336,547.422	24,850,164.086	1,376,616.461	24,905,344.131	1,321,436.416	24,734,750.857	1,492,029.690
Managed Trust	103,181,562.726	4,720,521.305	103,172,646.453	4,729,437.578	103,211,568.354	4,690,515.677	103,047,667.678	4,854,416.353
Mid Cap Intersection Trust	25,287,742.518	.000	25,287,742.518	.000	25,287,742.518	.000	25,287,742.518	.000
Mid Cap Stock Trust	67,605,967.358	2,439,118.235	67,565,039.944	2,480,045.649	67,580,152.942	2,464,932.651	67,287,387.599	2,757,697.994
Mid Cap Value Trust	34,014,230.663	888,475.289	33,996,186.313	906,519.639	34,018,421.745	884,284.207	33,859,401.700	1,043,304.252
Mid Cap Value Equity Trust	9,441,730.683	295,497.843	9,452,502.225	284,726.301	9,439,307.616	297,920.910	9,408,828.711	328,399.815
Mid Value Trust	14,143,838.421	504,347.257	14,128,408.989	519,776.689	14,167,816.505	480,369.173	14,143,014.900	505,170.778
Mutual Shares Trust	25,625,828.500	959,159.930	25,711,570.112	873,418.318	25,585,643.482	999,344.948	25,601,145.694	983,842.736
Natural Resources Trust	26,226,414.429	1,433,772.219	26,248,639.002	1,411,547.646	26,258,792.033	1,401,394.615	26,102,860.137	1,557,326.511
Optimized All Cap Trust	7,680,168.572	265,295.288	7,690,406.891	255,056.969	7,716,102.020	229,361.840	7,715,378.371	230,085.489
Optimized Value Trust	57,138,755.330	1,958,474.208	57,143,093.125	1,954,136.413	57,143,093.125	1,954,136.413	57,031,895.187	2,065,334.351
Overseas Equity Trust	36,252,561.483	1,437,501.215	36,233,688.072	1,456,374.626	36,235,186.101	1,454,876.597	36,200,618.396	1,489,444.302
Pacific Rim Trust	9,262,048.721	453,607.899	9,303,213.016	412,443.604	9,242,007.897	473,648.723	9,185,235.419	530,421.201
Real Estate Equity Trust	19,663,309.914	609,348.776	19,680,945.540	591,713.150	19,664,229.138	608,429.552	19,609,430.012	663,228.678
Real Estate Securities Trust	35,236,024.463	1,879,040.267	35,275,257.685	1,839,807.045	35,250,202.232	1,864,862.498	35,050,475.899	2,064,588.831
Science & Technology Trust	21,019,972.072	914,080.954	21,094,049.423	840,003.603	21,023,281.702	910,771.324	20,986,436.638	947,616.388
Small Cap Trust	217,389.085	5.495	217,389.085	5.495	217,389.085	5.495	216,261.517	1,133.063
Small Cap Growth Trust	24,849,179.326	845,064.830	24,837,144.373	857,099.783	24,876,429.125	817,815.031	24,656,448.085	1,037,796.071
Small Cap Intrinsic Value Trust	11,875,950.511	374,188.313	11,889,642.056	360,496.768	11,873,454.584	376,684.240	11,836,468.681	413,670.143
Small Cap Opportunities Trust	5,818,907.062	262,478.448	5,829,596.885	251,788.625	5,822,158.195	259,227.315	5,790,153.420	291,232.090
Small Cap Value Trust	16,741,482.611	811,442.668	16,758,975.664	793,949.615	16,766,580.240	786,345.039	16,648,503.818	904,421.461
Small Company Trust	707,697.737	33,104.693	699,586.456	41,215.974	703,681.816	37,120.614	703,375.370	37,427.060
Small Company Growth Trust	15,073,442.262	462,275.954	15,087,129.237	448,588.979	15,071,391.058	464,327.158	15,027,204.121	508,514.095
Small Company Value Trust	17,852,144.424	512,021.766	17,856,775.077	507,391.113	17,844,958.379	519,207.811	17,756,021.346	608,144.844
U.S. Core Trust	34,117,496.935	1,274,880.066	34,140,066.264	1,252,310.737	34,100,878.904	1,291,498.097	34,087,769.426	1,304,607.575
U.S. Large Cap Trust	24,398,582.726	666,487.614	24,391,620.426	673,449.914	24,392,694.941	672,375.399	24,374,627.236	690,443.104
U.S. Multi Sector Trust	115,723,024.941	3,590,726.424	115,838,648.532	3,475,102.833	115,711,320.717	3,602,430.648	115,375,660.745	3,938,090.620
Utilities Trust	9,902,762.890	624,914.060	9,916,260.898	611,416.052	9,902,866.167	624,810.783	9,859,366.174	668,310.776
Value Trust	12,241,267.643	429,369.894	12,253,771.206	416,866.331	12,239,328.237	431,309.300	12,236,474.366	434,163.171
Value & Restructuring Trust	24,608,669.990	766,756.489	24,630,789.026	744,637.453	24,611,288.693	764,137.786	24,544,653.347	830,773.132
Vista Trust	7,672,476.266	241,761.812	7,681,322.673	232,915.405	7,670,867.483	243,370.595	7,646,981.775	267,256.303

			241

	Hassell H. McClellan		James M. Oates		F. David Rolwing

	Affirmative	Withhold	Affirmative	Withhold	Affirmative	Withhold

All Cap Core Trust	37,823,577.819	1,497,004.112	37,872,024.905	1,448,557.026	37,820,105.104	1,500,476.827
All Cap Growth Trust	18,207,612.710	849,479.748	18,247,344.289	809,748.169	18,148,866.497	908,225.961
All Cap Value Trust	9,757,668.487	424,060.479	9,789,034.454	392,694.512	9,782,441.214	399,287.752
American Asset Allocation Trust	30,901,841.723	1,063,636.487	30,965,838.592	999,639.618	30,870,516.130	1,094,962.080
American Blue Chip Income and Growth Trust	10,187,586.280	307,105.190	10,193,880.471	300,810.999	10,156,655.842	338,035.628
American Bond Trust	71,619,015.486	1,609,114.114	71,644,900.458	1,583,229.142	71,460,055.451	1,768,074.149
American Fundamental Holdings Trust	80,001.000	.000	80,001.000	.000	80,001.000	.000
American Global Diversification Trust	80,001.000	.000	80,001.000	.000	80,001.000	.000
American Global Growth Trust	13,797,062.647	222,898.383	13,780,780.706	239,180.324	13,729,297.067	290,663.963
American Global Small Capitalization Trust	5,321,855.094	93,276.646	5,317,623.082	97,508.658	5,281,755.053	133,376.687
American Growth Trust	74,804,275.101	1,729,894.879	74,865,150.074	1,669,019.906	74,643,545.997	1,890,623.983
American Growth-Income Trust	68,804,585.983	1,351,704.117	68,849,336.716	1,306,953.384	68,662,919.176	1,493,370.924
American High-Income Bond Trust	3,154,301.236	36,675.284	3,151,253.525	39,722.995	3,141,592.697	49,383.823
American International Trust	43,663,300.772	1,140,168.268	43,662,208.419	1,141,260.621	43,556,582.628	1,246,886.412
American New World Trust	4,341,213.140	134,833.340	4,324,710.172	151,336.308	4,310,993.744	165,052.736
Blue Chip Growth Trust	133,432,866.389	5,389,845.658	133,707,126.205	5,115,585.842	133,019,866.183	5,802,845.864
Capital Appreciation Trust	105,272,884.038	3,603,327.239	105,655,906.412	3,220,304.865	105,042,670.406	3,833,540.871
Classic Value Trust	3,458,506.707	34,470.543	3,458,506.707	34,470.543	3,458,506.707	34,470.543
Core Equity Trust	43,993,218.362	1,412,602.699	44,033,208.312	1,372,612.749	43,993,218.362	1,412,602.699
Emerging Growth Trust	2,462,500.002	77,529.647	2,469,230.694	70,798.955	2,462,500.002	77,529.647
Emerging Markets Value Trust	32,621,657.640	993,175.801	32,621,657.640	993,175.801	32,621,657.640	993,175.801
Emerging Small Company Trust	8,742,698.323	336,372.491	8,751,535.609	327,535.205	8,723,091.479	355,979.335
Equity-Income Trust	131,382,003.542	4,442,091.580	131,597,844.328	4,226,250.794	131,107,138.086	4,716,957.036
Financial Services Trust	6,808,981.057	194,753.670	6,833,570.749	170,163.978	6,805,741.262	197,993.465
Franklin Templeton Founding Allocation Trust	76,880,762.307	2,879,600.253	76,892,578.326	2,867,784.234	76,682,863.926	3,077,498.634
Fundamental Value Trust	80,789,674.757	2,393,765.621	80,952,697.248	2,230,743.130	80,700,269.528	2,483,170.850
Global Trust	32,609,269.358	1,491,197.561	32,769,355.159	1,331,111.760	32,526,625.103	1,573,841.816
Global Allocation Trust	23,965,701.977	392,031.533	23,984,233.779	373,499.731	23,849,591.754	508,141.756
Global Real Estate Trust	36,321,975.013	1,129,585.051	36,360,460.802	1,091,099.262	36,262,314.701	1,189,245.363
Health Sciences Trust	11,809,652.717	368,558.799	11,822,125.215	356,086.301	11,781,304.971	396,906.545
Income & Value Trust	35,681,648.274	1,179,756.103	35,764,665.133	1,096,739.244	35,653,017.690	1,208,386.687
International Core Trust	97,269,741.152	4,224,665.817	97,280,860.169	4,213,546.800	97,580,283.284	3,914,123.685
International Opportunities Trust	5,570,232.654	340,347.826	5,584,156.279	326,424.201	5,605,577.298	305,003.182
International Small Cap Trust	25,625,375.452	919,588.836	25,757,569.374	787,394.914	25,654,006.267	890,958.021
International Value Trust	91,324,638.731	3,702,184.006	91,496,819.161	3,530,003.576	91,161,562.915	3,865,259.822
Large Cap Trust	43,227,054.990	1,342,572.493	43,226,109.089	1,343,518.394	43,068,138.240	1,501,489.243
Large Cap Value Trust	24,762,857.416	1,463,923.131	24,917,624.795	1,309,155.752	24,727,197.255	1,499,583.292
Managed Trust	103,199,051.928	4,703,032.103	103,100,323.679	4,801,760.352	103,021,161.962	4,880,922.069
Mid Cap Intersection Trust	25,287,742.518	.000	25,287,742.518	.000	25,287,742.518	.000
Mid Cap Stock Trust	67,318,369.521	2,726,716.072	67,536,906.125	2,508,179.468	67,246,223.083	2,798,862.510
Mid Cap Value Trust	33,968,387.634	934,318.318	34,011,196.745	891,509.207	33,944,581.510	958,124.442
Mid Cap Value Equity Trust	9,438,455.285	298,773.241	9,442,626.074	294,602.452	9,413,063.430	324,165.096
Mid Value Trust	14,150,744.059	497,441.619	14,150,770.485	497,415.193	14,148,464.714	499,720.964
Mutual Shares Trust	25,682,655.056	902,333.374	25,686,603.272	898,385.158	25,616,529.204	968,459.226
Natural Resources Trust	26,274,144.985	1,386,041.663	26,292,431.301	1,367,755.347	26,096,888.026	1,563,298.622
Optimized All Cap Trust	7,716,102.020	229,361.840	7,716,102.020	229,361.840	7,680,168.572	265,295.288
Optimized Value Trust	57,143,093.125	1,954,136.413	57,031,055.357	2,066,174.181	57,138,755.330	1,958,474.208
Overseas Equity Trust	36,246,363.956	1,443,698.742	36,339,895.163	1,350,167.535	36,211,869.294	1,478,193.404
Pacific Rim Trust	9,283,024.465	432,632.155	9,306,284.912	409,371.708	9,223,762.078	491,894.542
Real Estate Equity Trust	19,655,281.185	617,377.505	19,674,496.133	598,162.557	19,620,108.947	652,549.743
Real Estate Securities Trust	35,282,702.855	1,832,361.875	35,261,244.484	1,853,820.246	35,127,407.078	1,987,657.652
Science & Technology Trust	21,069,409.454	864,643.572	21,093,700.716	840,352.310	21,028,194.074	905,858.952
Small Cap Trust	217,389.085	5.495	217,389.085	5.495	216,261.517	1,133.063
Small Cap Growth Trust	24,795,649.402	898,594.754	24,789,347.657	904,896.499	24,878,945.517	815,298.639
Small Cap Intrinsic Value Trust	11,872,652.873	377,485.951	11,877,333.769	372,805.055	11,841,395.380	408,743.444
Small Cap Opportunities Trust	5,758,884.474	322,501.036	5,812,002.336	269,383.174	5,760,480.941	320,904.569
Small Cap Value Trust	16,751,426.660	801,498.619	16,759,153.756	793,771.523	16,708,194.086	844,731.193
Small Company Trust	703,908.824	36,893.606	703,681.816	37,120.614	703,908.824	36,893.606
Small Company Growth Trust	15,067,192.787	468,525.429	15,079,289.518	456,428.698	15,036,367.845	499,350.371
Small Company Value Trust	17,809,556.765	554,609.425	17,847,789.196	516,376.994	17,785,151.082	579,015.108
U.S. Core Trust	34,116,030.416	1,276,346.585	34,131,075.468	1,261,301.533	34,021,928.846	1,370,448.155
U.S. Large Cap Trust	24,362,667.262	702,403.078	24,385,318.566	679,751.774	24,359,748.711	705,321.629
U.S. Multi Sector Trust	115,687,103.575	3,626,647.790	115,772,689.148	3,541,062.217	115,438,893.137	3,874,858.228
Utilities Trust	9,882,542.949	645,134.001	9,927,155.623	600,521.327	9,866,368.837	661,308.113
Value Trust	12,243,495.636	427,141.901	12,249,675.524	420,962.013	12,206,490.684	464,146.853
Value & Restructuring Trust	24,599,271.079	776,155.400	24,623,828.662	751,597.817	24,557,236.621	818,189.858
Vista Trust	7,670,351.356	243,886.722	7,673,371.653	240,866.425	7,650,161.987	264,076.091

242

Proposal 2(a): Approval of an Amendment to Declaration of Trust authorizing the conversion of JHT to another form of business entity.
	Affirmative	Against	Abstain

All Cap Core Trust	36,168,458.649	1,344,772.552	1,807,350.730
All Cap Growth Trust	17,322,963.821	904,792.083	829,336.554
All Cap Value Trust	9,438,677.566	426,180.101	316,871.299
American Asset Allocation Trust	29,364,440.728	1,340,110.287	1,260,927.195
American Blue Chip Income and Growth Trust	9,779,832.989	406,231.791	308,626.690
American Bond Trust	67,379,147.059	2,984,606.329	2,864,376.212
American Fundamental Holdings Trust	80,001.000	.000	.000
American Global Diversification Trust	80,001.000	.000	.000
American Global Growth Trust	13,429,228.445	235,795.639	354,936.946
American Global Small Capitalization Trust	5,160,042.511	121,218.016	133,871.213
American Growth Trust	70,800,617.918	2,961,640.556	2,771,911.506
American Growth-Income Trust	65,145,058.851	2,420,673.826	2,590,557.423
American High-Income Bond Trust	3,083,485.780	51,227.707	56,263.033
American International Trust	41,561,638.634	1,625,880.928	1,615,949.478
American New World Trust	4,108,776.429	172,553.118	194,716.933
Blue Chip Growth Trust	126,838,715.241	6,247,474.881	5,736,521.925
Capital Appreciation Trust	100,256,489.579	4,329,627.053	4,290,094.645
Classic Value Trust	3,263,584.109	174,738.806	54,654.335
Core Equity Trust	43,237,829.142	1,065,980.292	1,102,011.627
Emerging Growth Trust	2,385,096.168	143,842.701	11,090.780
Emerging Markets Value Trust	32,621,657.640	993,175.801	.000
Emerging Small Company Trust	8,445,272.012	291,549.882	342,248.920
Equity-Income Trust	124,875,698.383	5,532,951.119	5,415,445.620
Financial Services Trust	6,512,417.750	239,108.666	252,208.311
Franklin Templeton Founding Allocation Trust	73,393,577.841	3,716,219.617	2,650,565.102
Fundamental Value Trust	77,156,115.774	3,232,869.758	2,794,454.846
Global Trust	31,104,282.830	1,363,472.216	1,632,711.873
Global Allocation Trust	22,944,413.779	714,240.674	699,079.057
Global Real Estate Trust	34,348,453.340	1,541,979.917	1,561,126.807
Health Sciences Trust	11,437,880.137	434,946.127	305,385.252
Income & Value Trust	33,775,341.543	1,253,294.199	1,832,768.635
International Core Trust	95,343,980.287	3,498,317.744	2,652,108.938
International Opportunities Trust	5,331,842.914	330,050.041	248,687.525
International Small Cap Trust	24,714,128.319	1,023,154.226	807,681.743
International Value Trust	86,938,507.245	4,273,592.170	3,814,723.322
Large Cap Trust	41,272,108.875	1,636,421.607	1,661,097.001
Large Cap Value Trust	24,441,606.158	1,243,341.981	541,832.408
Managed Trust	94,475,125.490	7,371,569.657	6,055,388.884
Mid Cap Intersection Trust	25,287,742.518	.000	.000
Mid Cap Stock Trust	64,345,432.224	3,148,944.276	2,550,709.093
Mid Cap Value Trust	32,484,389.601	1,259,240.976	1,159,075.375
Mid Cap Value Equity Trust	8,926,542.311	439,654.544	371,031.671
Mid Value Trust	13,049,270.441	1,272,326.584	326,588.653
Mutual Shares Trust	24,517,430.282	1,181,886.118	885,672.030
Natural Resources Trust	24,322,647.869	2,125,624.270	1,211,914.509
Optimized All Cap Trust	7,258,879.398	349,077.796	337,506.666
Optimized Value Trust	54,256,028.405	2,842,013.957	1,999,187.176
Overseas Equity Trust	34,525,583.816	1,816,327.954	1,348,150.928
Pacific Rim Trust	8,931,322.815	336,319.540	448,014.265
Real Estate Equity Trust	18,583,861.103	849,178.319	839,619.268
Real Estate Securities Trust	33,316,604.676	2,261,100.962	1,537,359.092
Science & Technology Trust	20,095,436.515	910,094.374	928,522.137
Small Cap Trust	214,096.554	.000	3,298.026
Small Cap Growth Trust	23,513,091.246	1,315,332.064	865,820.846
Small Cap Intrinsic Value Trust	11,236,783.183	548,251.025	465,104.616
Small Cap Opportunities Trust	5,605,678.166	251,466.689	224,240.655
Small Cap Value Trust	15,913,510.671	1,108,787.308	530,627.300
Small Company Trust	665,676.578	66,979.598	8,146.254
Small Company Growth Trust	14,244,191.097	662,775.344	628,751.775
Small Company Value Trust	16,858,461.688	789,333.420	716,371.082
U.S. Core Trust	32,430,454.411	1,477,647.100	1,484,275.490
U.S. Large Cap Trust	23,478,204.448	739,191.758	847,674.134
U.S. Multi Sector Trust	109,405,381.904	5,114,981.265	4,793,388.196
Utilities Trust	9,420,306.227	680,237.466	427,133.257
Value Trust	11,639,629.396	444,565.321	586,442.820
Value & Restructuring Trust	23,265,502.630	1,054,652.879	1,055,270.970
Vista Trust	7,259,600.749	354,166.435	300,470.894

243

Proposal 2(b): Approval of the Reorganization of JHT from a Massachusetts business trust to a Delaware limited liability company pursuant to a Plan of Conversion.

	Affirmative	Against	Abstain

All Cap Core Trust	36,387,212.022	1,263,198.112	1,670,171.797
All Cap Growth Trust	17,562,671.572	729,882.810	764,538.076
All Cap Value Trust	9,505,849.965	371,685.217	304,193.784
American Asset Allocation Trust	29,690,411.985	1,158,581.277	1,116,484.948
American Blue Chip Income and Growth Trust	9,763,616.529	389,482.085	341,592.856
American Bond Trust	68,026,089.244	2,427,205.450	2,774,834.906
American Fundamental Holdings Trust	80,001.000	.000	.000
American Global Diversification Trust	80,001.000	.000	.000
American Global Growth Trust	13,503,123.650	197,737.600	319,099.780
American Global Small Capitalization Trust	5,201,313.753	109,294.405	104,523.582
American Growth Trust	71,377,592.647	2,294,066.283	2,862,511.050
American Growth-Income Trust	65,621,683.639	1,961,365.926	2,573,240.535
American High-Income Bond Trust	3,088,794.522	41,724.149	60,457.849
American International Trust	41,799,231.566	1,381,254.838	1,622,982.636
American New World Trust	4,126,291.463	194,543.267	155,211.750
Blue Chip Growth Trust	128,010,632.282	5,527,592.216	5,284,487.549
Capital Appreciation Trust	100,833,395.444	3,744,916.832	4,297,899.001
Classic Value Trust	3,283,155.837	118,475.741	91,345.672
Core Equity Trust	43,812,635.144	911,106.621	682,079.296
Emerging Growth Trust	2,433,768.825	95,170.044	11,090.780
Emerging Markets Value Trust	32,621,657.640	993,175.801	.000
Emerging Small Company Trust	8,486,631.147	264,542.025	327,897.642
Equity-Income Trust	125,736,759.987	4,937,401.580	5,149,933.555
Financial Services Trust	6,668,807.064	144,872.182	190,055.481
Franklin Templeton Founding Allocation Trust	74,577,360.404	2,766,397.009	2,416,605.147
Fundamental Value Trust	77,746,601.993	2,818,499.186	2,618,339.199
Global Trust	31,174,113.152	1,203,013.697	1,723,340.070
Global Allocation Trust	23,098,325.742	607,263.555	652,144.213
Global Real Estate Trust	34,714,259.997	1,323,537.912	1,413,762.155
Health Sciences Trust	11,490,710.874	398,426.545	289,074.097
Income & Value Trust	33,893,073.072	1,058,905.767	1,909,425.538
International Core Trust	95,611,977.182	3,199,743.020	2,682,686.767
International Opportunities Trust	5,409,240.671	266,406.855	234,932.954
International Small Cap Trust	24,910,021.528	855,373.833	779,568.927
International Value Trust	87,585,900.567	3,692,158.011	3,748,764.159
Large Cap Trust	41,485,887.628	1,480,448.903	1,603,290.952
Large Cap Value Trust	24,508,551.746	1,157,866.149	560,362.652
Managed Trust	94,995,086.858	6,875,085.085	6,031,912.088
Mid Cap Intersection Trust	25,287,742.518	.000	.000
Mid Cap Stock Trust	64,852,258.921	2,722,367.183	2,470,459.489
Mid Cap Value Trust	32,609,986.464	1,195,990.816	1,096,728.672
Mid Cap Value Equity Trust	9,005,893.644	400,816.636	330,518.246
Mid Value Trust	13,212,946.910	1,132,781.683	302,457.085
Mutual Shares Trust	24,912,976.893	864,515.058	807,496.479
Natural Resources Trust	24,694,076.075	1,970,452.642	995,657.931
Optimized All Cap Trust	7,279,222.192	375,907.324	290,334.344
Optimized Value Trust	54,763,095.990	2,058,906.522	2,275,227.026
Overseas Equity Trust	34,786,201.102	1,636,450.396	1,267,411.200
Pacific Rim Trust	8,981,289.203	322,971.073	411,396.344
Real Estate Equity Trust	18,780,808.743	735,067.289	756,782.658
Real Estate Securities Trust	33,707,830.119	1,879,984.660	1,527,249.951
Science & Technology Trust	20,387,962.734	690,064.807	856,025.485
Small Cap Trust	212,559.869	.000	4,834.711
Small Cap Growth Trust	23,814,032.768	1,033,566.696	846,644.692
Small Cap Intrinsic Value Trust	11,337,665.694	500,422.175	412,050.955
Small Cap Opportunities Trust	5,647,655.581	193,500.236	240,229.693
Small Cap Value Trust	15,946,691.404	1,098,073.301	508,160.574
Small Company Trust	680,541.388	52,114.788	8,146.254
Small Company Growth Trust	14,390,381.149	581,703.126	563,633.941
Small Company Value Trust	16,969,205.249	738,865.680	656,095.261
U.S. Core Trust	32,690,683.340	1,253,341.540	1,448,352.121
U.S. Large Cap Trust	23,527,143.345	712,848.144	825,078.851
U.S. Multi Sector Trust	110,488,290.797	4,524,221.768	4,301,238.800
Utilities Trust	9,598,162.129	656,518.167	272,996.654
Value Trust	11,738,333.080	347,946.058	584,358.399
Value & Restructuring Trust	23,514,783.239	910,287.327	950,355.913
Vista Trust	7,324,783.274	323,273.412	266,181.392

244

Proposal 3(a): Approval of an Amendment to the Advisory Agreement clarifying that the Adviser has authority to manage Fund assets directly.
	Affirmative	Against	Abstain

All Cap Core Trust	36,276,091.074	1,377,367.584	1,667,123.273
All Cap Growth Trust	17,644,667.628	624,442.262	787,982.568
All Cap Value Trust	9,404,611.303	411,137.116	365,980.547
American Fundamental Holdings Trust	80,001.000	.000	.000
American Global Diversification Trust	80,001.000	.000	.000
Blue Chip Growth Trust	128,194,685.515	5,208,697.706	5,419,328.826
Capital Appreciation Trust	101,397,725.453	3,341,053.592	4,137,432.232
Classic Value Trust	3,311,652.848	93,492.836	87,831.566
Core Equity Trust	42,552,717.327	1,382,736.067	1,470,367.667
Emerging Growth Trust	2,405,384.807	103,847.600	30,797.242
Emerging Markets Value Trust	32,621,657.640	993,175.801	.000
Emerging Small Company Trust	8,535,606.788	231,479.417	311,984.609
Equity-Income Trust	126,229,936.055	4,653,952.041	4,940,207.026
Financial Services Trust	6,640,754.214	114,098.633	248,881.880
Franklin Templeton Founding Allocation Trust	74,812,752.855	2,660,898.456	2,286,711.249
Fundamental Value Trust	77,757,819.862	2,875,348.496	2,550,272.020
Global Trust	30,919,391.837	1,563,041.346	1,618,033.736
Global Allocation Trust	23,004,510.543	718,939.281	634,283.686
Global Real Estate Trust	34,923,281.221	1,161,582.081	1,366,696.762
Health Sciences Trust	11,471,584.141	409,377.643	297,249.732
Income & Value Trust	34,164,422.328	1,052,154.491	1,644,827,558
International Core Trust	94,834,304.807	4,206,829.698	2,453,272.464
International Opportunities Trust	5,452,721.496	270,675.304	187,183.680
International Small Cap Trust	24,969,218.471	820,254.898	755,490.919
International Value Trust	87,274,019.589	3,937,588.347	3,815,214.801
Large Cap Trust	41,419,295.791	1,535,476.348	1,614,855.344
Large Cap Value Trust	23,958,388.795	1,558,671.677	709,720.075
Managed Trust	96,699,990.930	5,451,508.397	5,750,584.704
Mid Cap Intersection Trust	25,287,742.518	.000	.000
Mid Cap Stock Trust	64,894,120.596	2,757,103.872	2,393,861.125
Mid Cap Value Trust	32,610,326.277	1,167,056.926	1,125,322.749
Mid Cap Value Equity Trust	9,059,424.585	342,096.658	335,707.283
Mid Value Trust	13,522,643.290	726,621.873	398,920.515
Mutual Shares Trust	24,901,038.106	919,853.706	764,096.618
Natural Resources Trust	24,127,753.088	2,304,832.102	1,227,601.458
Optimized All Cap Trust	7,450,205.372	200,776.826	294,481.662
Optimized Value Trust	55,617,475.570	1,307,606.812	2,172,147.156
Overseas Equity Trust	35,191,796.906	1,172,786.303	1,325,479.489
Pacific Rim Trust	9,015,278.233	316,152.625	384,225.762
Real Estate Equity Trust	18,894,303.126	641,253.081	737,102.483
Real Estate Securities Trust	33,714,625.146	1,853,054.451	1,547,385.133
Science & Technology Trust	20,371,873.580	720,421.909	841,757.537
Small Cap Trust	214,091.059	5.495	3,298.026
Small Cap Growth Trust	23,896,806.236	824,123.662	973,314.258
Small Cap Intrinsic Value Trust	11,399,308.787	430,713.693	420,116.344
Small Cap Opportunities Trust	5,713,191.954	167,711.677	200,481.879
Small Cap Value Trust	16,176,370.939	865,814.574	510,739.766
Small Company Trust	695,809.505	36,846.671	8,146.254
Small Company Growth Trust	14,479,009.416	499,004.937	557,703.863
Small Company Value Trust	17,001,417.575	720,993.986	641,754.629
U.S. Core Trust	32,632,624.234	1,208,788.058	1,550,964.709
U.S. Large Cap Trust	23,623,128.027	627,778.874	814,163.439
U.S. Multi Sector Trust	111,140,153.597	3,904,688.316	4,268,909.452
Utilities Trust	9,537,305.386	705,563.130	284,808.434
Value Trust	11,758,421.780	365,474.301	546,741.456
Value & Restructuring Trust	23,651,512.282	800,282.598	923,631.599
Vista Trust	7,364,569.602	278,266.072	271,402.404

245

Proposal 3(b): Approval of an Amendment to the Advisory Agreement clarifying the liability standard applicable to the Adviser.
	Affirmative	Against	Abstain

All Cap Core Trust	36,389,356.015	1,312,457.168	1,618,768.748
All Cap Growth Trust	17,530,011.299	737,798.059	789,283.100
All Cap Value Trust	9,549,861.915	362,375.064	269,491.987
American Fundamental Holdings Trust	80,001.000	.000	.000
American Global Diversification Trust	80,001.000	.000	.000
Blue Chip Growth Trust	127,704,070.225	5,346,240.334	5,772,401.488
Capital Appreciation Trust	101,003,099.923	3,451,259.726	4,421,851.628
Classic Value Trust	3,311,655.423	84,642.044	96,679.783
Core Equity Trust	43,726,231.771	655,832.825	1,023,756.465
Emerging Growth Trust	2,442,627.606	68,113.381	29,288.662
Emerging Markets Value Trust	32,621,657.640	993,175.801	.000
Emerging Small Company Trust	8,419,277.634	308,847.899	350,945.281
Equity-Income Trust	126,413,903.544	4,405,650.111	5,004,541.467
Financial Services Trust	6,631,105.729	117,515.517	255,113.481
Franklin Templeton Founding Allocation Trust	74,306,361.651	2,850,188.699	2,603,812.210
Fundamental Value Trust	77,719,598.153	2,973,265.221	2,490,577.004
Global Trust	30,970,002.829	1,399,898.165	1,730,565.925
Global Allocation Trust	23,016,882.177	769,777.646	571,073.687
Global Real Estate Trust	34,850,461.496	1,206,278.544	1,394,820.024
Health Sciences Trust	11,483,674.219	357,217.316	337,319.981
Income & Value Trust	34,110,257.960	1,032,847.703	1,718,298.714
International Core Trust	94,989,423.886	3,037,559.221	3,467,423.862
International Opportunities Trust	5,445,171.432	263,491.272	201,917.776
International Small Cap Trust	24,926,487.794	757,666.969	860,809.525
International Value Trust	87,401,428.512	3,544,053.576	4,081,340.649
Large Cap Trust	41,413,338.703	1,439,147.923	1,717,140.857
Large Cap Value Trust	23,736,792.641	889,983.373	1,600,004.533
Managed Trust	97,164,983.092	5,179,920.686	5,557,180.253
Mid Cap Intersection Trust	25,287,742.518	.000	.000
Mid Cap Stock Trust	64,578,744.770	2,697,154.104	2,769,186.719
Mid Cap Value Trust	32,418,408.687	1,067,628.576	1,416,668.689
Mid Cap Value Equity Trust	9,033,140.330	369,594.470	334,493.726
Mid Value Trust	13,454,759.262	796,851.691	396,574.725
Mutual Shares Trust	24,822,404.150	892,531.436	870,052.844
Natural Resources Trust	24,076,915.130	2,250,144.345	1,333,127.173
Optimized All Cap Trust	7,394,510.173	237,672.080	313,281.607
Optimized Value Trust	55,273,003.907	1,598,508.137	2,225,717.494
Overseas Equity Trust	34,971,607.301	1,441,337.121	1,277,118.276
Pacific Rim Trust	8,973,986.935	314,995.471	426,674.214
Real Estate Equity Trust	18,854,254.416	667,978.765	750,425.509
Real Estate Securities Trust	33,571,819.219	1,809,864.281	1,733,381.230
Science & Technology Trust	20,261,133.043	737,534.528	935,385.455
Small Cap Trust	214,091.059	5.495	3,298.026
Small Cap Growth Trust	23,921,178.615	854,756.339	918,309.202
Small Cap Intrinsic Value Trust	11,368,678.329	466,216.878	415,243.617
Small Cap Opportunities Trust	5,669,710.175	169,799.666	241,875.669
Small Cap Value Trust	16,116,317.484	830,061.986	606,545.809
Small Company Trust	699,510.658	27,736.610	13,555.162
Small Company Growth Trust	14,448,289.706	521,923.279	565,505.231
Small Company Value Trust	16,922,367.442	641,523.259	800,275.489
U.S. Core Trust	32,494,345.049	1,365,485.436	1,532,546.516
U.S. Large Cap Trust	23,469,450.221	637,095.460	958,524.659
U.S. Multi Sector Trust	110,887,494.950	4,120,813.181	4,305,443.234
Utilities Trust	9,477,952.608	647,651.526	402,072.816
Value Trust	11,758,690.195	333,719.758	578,227.584
Value & Restructuring Trust	23,603,451.163	833,520.003	938,455.313
Vista Trust	7,344,797.102	301,209.126	268,231.850

246

Proposal 3(c): Approval of an Amendment to the Advisory Agreement transferring to a new service agreement with the Adviser the financial, accounting and administrative services currently performed by the Adviser under the Advisory Agreement.
	Affirmative	Against	Abstain

All Cap Core Trust	35,888,238.280	1,448,864.788	1,983,478.863
All Cap Growth Trust	17,404,064.861	793,241.792	859,785.805
All Cap Value Trust	9,339,475.923	496,358.319	345,894.724
American Fundamental Holdings Trust	80,001.000	.000	.000
American Global Diversification Trust	80,001.000	.000	.000
Blue Chip Growth Trust	126,569,852.436	6,302,967.178	5,949,892.433
Capital Appreciation Trust	100,065,763.281	4,417,094.935	4,393,353.061
Classic Value Trust	3,283,333.022	124,267.363	85,376.865
Core Equity Trust	42,629,666.708	1,752,397.888	1,023,756.465
Emerging Growth Trust	2,326,526.480	201,426.317	12,076.852
Emerging Markets Value Trust	32,621,657.640	993,175.801	.000
Emerging Small Company Trust	8,443,071.699	263,782.824	372,216.291
Equity-Income Trust	124,377,317.401	5,512,743.482	5,934,034.239
Financial Services Trust	6,588,798.436	161,857.717	253,078.574
Franklin Templeton Founding Allocation Trust	73,380,051.201	3,615,625.290	2,764,686.069
Fundamental Value Trust	77,415,563.094	2,962,420.513	2,805,456.771
Global Trust	30,648,712.459	1,634,182.012	1,817,572.448
Global Allocation Trust	23,014,405.994	661,580.838	681,746.678
Global Real Estate Trust	34,584,974.158	1,378,205.177	1,488,380.729
Health Sciences Trust	11,469,647.148	407,148.068	301,416.300
Income & Value Trust	33,726,436.965	1,282,483.160	1,852,484.252
International Core Trust	94,103,846.009	4,781,504.021	2,609,056.939
International Opportunities Trust	5,348,456.203	343,478.288	218,645.989
International Small Cap Trust	24,562,378.509	1,088,837.882	893,747.897
International Value Trust	87,418,103.249	3,952,338.791	3,656,380.697
Large Cap Trust	41,176,157.108	1,672,159.941	1,721,310.434
Large Cap Value Trust	23,757,762.526	1,661,649.426	807,368.595
Managed Trust	95,811,001.846	6,327,882.649	5,763,199.536
Mid Cap Intersection Trust	25,287,742.518	.000	.000
Mid Cap Stock Trust	64,296,776.177	3,208,073.325	2,540,236.091
Mid Cap Value Trust	32,304,964.179	1,337,698.803	1,260,042.970
Mid Cap Value Equity Trust	8,963,345.651	410,359.307	363,523.568
Mid Value Trust	13,441,640.084	864,425.705	342,119.889
Mutual Shares Trust	24,512,886.482	1,148,279.795	923,822.153
Natural Resources Trust	24,114,860.260	2,225,055.560	1,320,270.828
Optimized All Cap Trust	7,254,267.627	301,662.987	389,533.246
Optimized Value Trust	54,703,094.278	2,129,193.398	2,264,941.862
Overseas Equity Trust	33,894,500.501	1,599,787.690	2,195,774.507
Pacific Rim Trust	8,901,870.181	348,993.643	464,792.796
Real Estate Equity Trust	18,707,734.972	763,203.624	804,720.094
Real Estate Securities Trust	33,178,581.544	2,163,154.900	1,773,328.286
Science & Technology Trust	20,298,778.633	803,616.588	831,657.805
Small Cap Trust	214,096.554	.000	3,298.026
Small Cap Growth Trust	23,779,395.462	1,013,187.974	901,660.720
Small Cap Intrinsic Value Trust	11,280,944.092	516,343.969	452,850.763
Small Cap Opportunities Trust	5,632,907.522	236,888.574	211,589.414
Small Cap Value Trust	15,989,273.115	1,035,601.036	528,051.128
Small Company Trust	647,658.110	79,589.158	13,555.162
Small Company Growth Trust	14,331,852.262	597,011.845	606,854.109
Small Company Value Trust	16,881,731.142	778,464.038	703,971.010
U.S. Core Trust	32,179,094.989	1,612,676.238	1,600,605.774
U.S. Large Cap Trust	23,571,456.385	647,825.516	845,788.439
U.S. Multi Sector Trust	110,018,837.524	4,666,255.261	4,628,658.580
Utilities Trust	9,431,273.278	683,757.794	412,645.878
Value Trust	11,645,496.966	428,195.541	596,945.030
Value & Restructuring Trust	23,416,818.301	951,082.310	1,007,525.868
Vista Trust	7,288,116.631	333,586.087	292,535.360

247

Proposal 4: Approval of an Amended Rule 12b-1 Distribution Plan (“12b-1 Plan”) for each of the Series I, Series II and Series III shares of each of the “Original American Feeder Funds”
	Affirmative	Against	Abstain

American Blue Chip Income and Growth Trust	9,588,303.221	480,925.355	425,462.894
American Bond Trust	67,956,593.772	1,917,882.792	3,353,653.036
American Growth Trust	70,929,360.178	2,374,022.449	3,230,787.353
American Growth-Income Trust	65,269,193.742	1,948,085.551	2,939,010.807
American International Trust	41,579,308.406	1,395,209.327	1,828,951.307

248

Proposal 5(a): Approval of Amended Fundamental Investment Restrictions regarding Concentration.
	Affirmative	Against	Abstain

All Cap Core Trust	36,027,907.975	1,625,398.434	1,667,275.522
All Cap Growth Trust	17,640,300.315	748,118.370	668,673.773
All Cap Value Trust	9,538,212.093	340,717.386	302,799.487
American Fundamental Holdings Trust	80,001.000	.000	.000
American Global Diversification Trust	80,001.000	.000	.000
Blue Chip Growth Trust	129,499,145.207	4,535,137.403	4,788,429.437
Capital Appreciation Trust	101,725,986.686	2,961,972.863	4,188,251.728
Classic Value Trust	3,237,302.874	207,702.756	47,971.620
Core Equity Trust	43,239,663.220	598,037.208	1,568,120.633
Emerging Growth Trust	2,380,032.936	135,446.019	24,550.694
Emerging Markets Value Trust	33,614,833.441	.000	.000
Emerging Small Company Trust	8,497,237.119	251,790.905	330,042.790
Equity-Income Trust	127,719,714.628	3,960,170.713	4,144,209.781
Financial Services Trust	6,694,640.718	142,672.673	166,421.336
Franklin Templeton Founding Allocation Trust	75,473,552.224	1,734,559.771	2,552,250.565
Fundamental Value Trust	77,943,315.773	2,777,731.148	2,462,393.457
Global Trust	30,763,139.235	1,345,989.214	1,991,338.470
Global Allocation Trust	23,217,918.584	417,088.894	722,726.032
Global Real Estate Trust	35,248,066.638	1,025,942.649	1,177,550.777
Income & Value Trust	34,489,762.300	917,567.900	1,454,074.177
International Core Trust	96,199,490.954	3,197,385.914	2,097,530.101
International Opportunities Trust	5,392,629.847	289,259.157	228,691.476
International Small Cap Trust	24,870,890.853	883,058.187	791,015.248
International Value Trust	88,652,190.368	3,357,790.836	3,016,841.533
Large Cap Trust	41,394,763.063	1,448,353.289	1,726,511.131
Large Cap Value Trust	24,907,255.434	695,777.604	623,747.509
Managed Trust	98,482,162.715	4,175,261.322	5,244,659.994
Mid Cap Intersection Trust	25,287,742.518	.000	.000
Mid Cap Stock Trust	65,528,898.161	2,223,168.466	2,293,018.966
Mid Cap Value Trust	33,068,022.946	819,086.756	1,015,596.250
Mid Cap Value Equity Trust	9,160,464.534	271,138.450	305,625.542
Mid Value Trust	13,514,614.869	926,578.367	206,992.442
Mutual Shares Trust	25,212,440.571	519,725.198	852,822.661
Optimized All Cap Trust	7,364,496.223	161,410.247	419,557.390
Optimized Value Trust	55,450,261.378	1,660,875.039	1,986,093.121
Overseas Equity Trust	35,637,937.420	831,535.651	1,220,589.627
Pacific Rim Trust	9,097,582.398	276,692.427	341,381.795
Real Estate Equity Trust	19,071,127.510	555,120.952	646,410.228
Science & Technology Trust	20,630,064.187	721,033.255	582,955.584
Small Cap Trust	214,091.059	5.495	3,298.026
Small Cap Growth Trust	24,140,877.326	701,072.230	852,294.600
Small Cap Intrinsic Value Trust	11,529,776.358	340,854.145	379,508.321
Small Cap Opportunities Trust	5,723,237.412	173,672.985	184,475.113
Small Cap Value Trust	16,187,366.267	771,209.327	594,349.685
Small Company Trust	698,499.917	32,524.303	9,778.210
Small Company Growth Trust	14,619,319.482	422,542.289	493,856.445
Small Company Value Trust	17,069,230.933	674,427.308	620,507.949
U.S. Core Trust	32,998,488.437	1,073,796.754	1,320,091.810
U.S. Large Cap Trust	23,710,241.805	628,943.472	725,885.063
U.S. Multi Sector Trust	112,268,925.395	3,270,057.332	3,774,768.638
Value Trust	11,747,267.108	409,054.199	514,316.230
Value & Restructuring Trust	23,873,706.721	695,663.165	806,056.593
Vista Trust	7,448,881.114	220,208.085	245,148.879

249

Proposal 5(b): Approval of Amended Fundamental Investment Restrictions regarding Diversification.
	Affirmative	Against	Abstain

All Cap Core Trust	36,057,398.373	1,602,759.962	1,660,423.596
All Cap Growth Trust	17,645,452.952	745,043.489	666,596.017
All Cap Value Trust	9,552,809.311	349,378.871	279,540.784
American Fundamental Holdings Trust	80,001.000	.000	.000
American Global Diversification Trust	80,001.000	.000	.000
Blue Chip Growth Trust	129,669,217.467	4,451,897.084	4,701,597.496
Capital Appreciation Trust	101,762,693.647	2,928,427.123	4,185,090.507
Classic Value Trust	3,237,302.874	207,702.756	47,971.620
Emerging Growth Trust	2,380,032.936	135,446.019	24,550.694
Emerging Markets Value Trust	33,614,833.441	.000	.000
Emerging Small Company Trust	8,525,150.522	228,405.888	325,514.404
Equity-Income Trust	127,853,976.610	3,870,915.267	4,099,203.245
Franklin Templeton Founding Allocation Trust	75,359,190.780	1,848,921.215	2,552,250.565
Fundamental Value Trust	78,052,155.482	2,694,116.901	2,437,167.995
Global Trust	31,129,320.757	1,237,158.494	1,733,987.668
Global Allocation Trust	23,229,253.723	421,012.073	707,467.714
Global Real Estate Trust	35,273,460.070	1,005,071.239	1,173,028.755
Income & Value Trust	34,505,341.367	889,934.785	1,466,128.225
International Core Trust	96,210,320.508	3,150,866.460	2,133,220.001
International Opportunities Trust	5,384,906.160	289,259.157	236,415.163
International Small Cap Trust	24,835,732.233	910,868.178	798,363.877
International Value Trust	88,778,434.737	3,269,730.050	2,978,657.950
Large Cap Trust	41,446,577.663	1,430,714.279	1,692,335.541
Large Cap Value Trust	24,929,268.489	673,764.549	623,747.509
Managed Trust	98,733,587.519	3,987,748.325	5,180,748.187
Mid Cap Intersection Trust	25,287,742.518	.000	.000
Mid Cap Stock Trust	65,690,040.102	2,097,167.514	2,257,877.977
Mid Cap Value Trust	33,215,653.016	693,432.128	993,620.808
Mid Cap Value Equity Trust	9,169,934.657	258,712.060	308,581.809
Mid Value Trust	13,452,132.432	989,698.557	206,354.689
Mutual Shares Trust	25,174,227.707	557,938.062	852,822.661
Optimized All Cap Trust	7,364,496.223	161,410.247	419,557.390
Optimized Value Trust	55,450,261.378	1,660,875.039	1,986,093.121
Overseas Equity Trust	35,696,331.199	766,934.092	1,226,797.407
Pacific Rim Trust	9,097,744.309	270,287.866	347,624.445
Real Estate Equity Trust	19,086,272.004	542,039.824	644,346.862
Science & Technology Trust	20,641,603.670	718,177.946	574,271.410
Small Cap Trust	214,091.059	5.495	3,298.026
Small Cap Growth Trust	24,168,120.728	685,190.798	840,932.630
Small Cap Intrinsic Value Trust	11,542,667.062	324,387.961	383,083.801
Small Cap Opportunities Trust	5,728,103.311	166,474.297	186,807.902
Small Cap Value Trust	16,198,117.101	760,458.493	594,349.685
Small Company Trust	698,499.917	32,524.303	9,778.210
Small Company Growth Trust	14,631,833.734	410,147.527	493,736.955
Small Company Value Trust	17,131,036.782	623,716.445	609,412.963
U.S. Core Trust	33,018,407.408	1,069,413.762	1,304,555.831
U.S. Large Cap Trust	23,726,106.390	623,630.354	715,333.596
U.S. Multi Sector Trust	112,368,357.011	3,163,488.591	3,781,905.763
Value Trust	11,747,812.414	408,696.925	514,128.198
Value & Restructuring Trust	23,893,167.167	679,479.793	802,779.519
Vista Trust	7,457,215.763	209,564.454	247,457.861

250

Proposal 5(c): Approval of Amended Fundamental Investment Restrictions regarding Borrowing.
	Affirmative	Against	Abstain

All Cap Core Trust	35,920,397.837	1,715,755.204	1,684,428.890
All Cap Growth Trust	17,551,494.130	839,002.311	666,596.017
All Cap Value Trust	9,513,515.799	374,075.154	294,138.013
American Fundamental Holdings Trust	80,001.000	.000	.000
American Global Diversification Trust	80,001.000	.000	.000
Blue Chip Growth Trust	128,975,359.479	5,064,750.909	4,782,601.659
Capital Appreciation Trust	101,230,215.809	3,483,702.224	4,162,293.244
Classic Value Trust	3,227,660.396	217,345.234	47,971.620
Core Equity Trust	42,500,439.243	1,333,336.078	1,572,045.740
Emerging Growth Trust	2,387,787.766	127,691.189	24,550.694
Emerging Markets Value Trust	33,614,833.441	.000	.000
Emerging Small Company Trust	8,484,155.376	266,916.937	327,998.501
Equity-Income Trust	127,122,141.173	4,445,027.690	4,256,926.259
Financial Services Trust	6,689,428.174	148,654.388	165,652.165
Franklin Templeton Founding Allocation Trust	75,329,577.034	1,761,424.815	2,669,360.711
Fundamental Value Trust	77,780,489.928	2,965,093.363	2,437,857.087
Global Trust	31,138,164.372	1,244,362.729	1,717,939.818
Global Allocation Trust	23,191,616.154	458,649.642	707,467.714
Global Real Estate Trust	35,125,243.201	1,143,063.419	1,183,253.444
Health Sciences Trust	11,552,231.266	314,392.294	311,587.956
Income & Value Trust	34,565,872.990	845,891.563	1,449,639.824
International Core Trust	95,943,657.148	3,269,641.204	2,281,108.617
International Opportunities Trust	5,436,822.294	263,715.094	210,043.092
International Small Cap Trust	24,564,877.345	1,218,623.141	761,463.802
International Value Trust	88,242,537.242	3,755,562.568	3,028,722.927
Large Cap Trust	41,116,696.456	1,724,601.723	1,728,329.304
Large Cap Value Trust	24,529,984.193	1,052,654.822	644,141.532
Managed Trust	98,197,023.041	4,443,478.388	5,261,582.602
Mid Cap Intersection Trust	25,287,742.518	.000	.000
Mid Cap Stock Trust	65,040,105.062	2,710,588.401	2,294,392.130
Mid Cap Value Trust	32,873,703.108	1,013,839.876	1,015,162.968
Mid Cap Value Equity Trust	9,103,199.443	323,802.308	310,226.775
Mid Value Trust	13,514,282.003	926,911.233	206,992.442
Mutual Shares Trust	25,164,332.668	528,701.779	891,953.983
Natural Resources Trust	24,333,062.925	2,395,737.029	931,386.694
Optimized All Cap Trust	7,362,603.336	163,303.134	419,557.390
Optimized Value Trust	55,233,120.309	1,878,016.108	1,986,093.121
Overseas Equity Trust	35,533,280.935	929,984.356	1,226,797.407
Pacific Rim Trust	9,075,132.595	312,789.657	327,734.368
Real Estate Equity Trust	18,996,998.749	624,960.961	650,698.980
Real Estate Securities Trust	33,976,581.491	1,852,392.949	1,286,090.290
Science & Technology Trust	20,562,802.163	795,061.167	576,189.696
Small Cap Trust	214,091.059	5.495	3,298.026
Small Cap Growth Trust	24,150,713.186	702,964.637	840,566.333
Small Cap Intrinsic Value Trust	11,455,354.427	409,711.079	385,073.318
Small Cap Opportunities Trust	5,738,621.359	156,244.634	186,519.517
Small Cap Value Trust	16,124,075.562	822,530.534	606,319.183
Small Company Trust	694,177.549	36,846.671	9,778.210
Small Company Growth Trust	14,553,479.883	483,307.497	498,930.836
Small Company Value Trust	17,010,182.278	734,468.582	619,515.330
U.S. Core Trust	32,887,601.323	1,196,450.523	1,308,325.155
U.S. Large Cap Trust	23,652,259.655	682,593.977	730,216.708
U.S. Multi Sector Trust	111,727,184.335	3,773,358.758	3,813,208.272
Utilities Trust	9,518,718.752	666,695.146	342,263.052
Value Trust	11,680,603.045	456,422.617	533,611.875
Value & Restructuring Trust	23,782,252.806	782,586.045	810,587.628
Vista Trust	7,400,784.605	264,710.817	248,742.656

251

Proposal 5(d): Approval of Amended Fundamental Investment Restrictions regarding Underwriting.
	Affirmative	Against	Abstain

All Cap Core Trust	36,149,217.121	1,622,258.607	1,549,106.203
All Cap Growth Trust	17,664,105.253	722,782.290	670,204.915
All Cap Value Trust	9,546,873.567	340,717.386	294,138.013
American Fundamental Holdings Trust	80,001.000	.000	.000
American Global Diversification Trust	80,001.000	.000	.000
Blue Chip Growth Trust	129,447,776.500	4,592,546.703	4,782,388.844
Capital Appreciation Trust	101,895,819.313	2,812,062.841	4,168,329.123
Classic Value Trust	3,237,302.874	207,702.756	47,971.620
Core Equity Trust	43,235,738.113	598,037.208	1,572,045.740
Emerging Growth Trust	2,387,787.766	127,691.189	24,550.694
Emerging Markets Value Trust	33,614,833.441	.000	.000
Emerging Small Company Trust	8,504,744.856	237,673.468	336,652.490
Equity-Income Trust	127,822,793.436	3,850,433.129	4,150,868.557
Financial Services Trust	6,696,642.462	142,505.487	164,586.778
Franklin Templeton Founding Allocation Trust	75,306,725.371	1,902,798.303	2,550,838.886
Fundamental Value Trust	78,116,343.318	2,562,251.184	2,504,845.876
Global Trust	31,056,024.702	1,371,085.111	1,673,357.106
Global Allocation Trust	23,275,599.548	359,407.930	722,726.032
Global Real Estate Trust	35,229,717.743	1,022,227.507	1,199,614.814
Health Sciences Trust	11,603,949.256	270,087.084	304,175.176
Income & Value Trust	34,560,689.319	850,118.165	1,450,596.893
International Core Trust	96,217,249.226	3,143,937.742	2,133,220.001
International Opportunities Trust	5,392,629.847	289,259.157	228,691.476
International Small Cap Trust	24,879,980.618	879,532.511	785,451.159
International Value Trust	88,687,676.900	3,321,955.461	3,017,190.376
Large Cap Trust	41,404,335.461	1,456,946.848	1,708,345.174
Large Cap Value Trust	24,871,482.577	731,550.461	623,747.509
Managed Trust	98,257,364.693	4,279,951.700	5,364,767.638
Mid Cap Intersection Trust	25,287,742.518	.000	.000
Mid Cap Stock Trust	65,482,082.057	2,259,814.023	2,303,189.513
Mid Cap Value Trust	33,101,223.063	802,476.628	999,006.261
Mid Cap Value Equity Trust	9,134,603.281	291,193.966	311,431.279
Mid Value Trust	13,532,459.508	909,162.978	206,563.192
Mutual Shares Trust	25,156,696.848	575,940.592	852,350.990
Natural Resources Trust	24,547,523.333	2,050,006.271	1,062,657.044
Optimized All Cap Trust	7,364,496.224	162,195.258	418,772.378
Optimized Value Trust	55,450,261.378	1,660,875.039	1,986,093.121
Overseas Equity Trust	35,643,037.790	799,724.371	1,247,300.537
Pacific Rim Trust	9,085,023.221	276,675.114	353,958.285
Real Estate Equity Trust	19,054,528.114	559,902.374	658,228.202
Real Estate Securities Trust	34,276,900.932	1,551,983.504	1,286,180.294
Science & Technology Trust	20,617,386.217	735,629.534	581,037.275
Small Cap Trust	214,091.059	5.495	3,298.026
Small Cap Growth Trust	24,107,362.113	706,218.454	880,663.589
Small Cap Intrinsic Value Trust	11,496,690.852	366,917.857	386,530.115
Small Cap Opportunities Trust	5,730,194.261	164,383.347	186,807.902
Small Cap Value Trust	16,187,570.145	769,502.743	595,852.391
Small Company Trust	694,177.549	36,846.671	9,778.210
Small Company Growth Trust	14,598,953.584	433,325.028	503,439.604
Small Company Value Trust	17,088,390.671	669,121.460	606,654.059
U.S. Core Trust	33,004,040.190	1,082,836.003	1,305,500.808
U.S. Large Cap Trust	23,714,329.867	627,123.147	723,617.326
U.S. Multi Sector Trust	112,085,600.075	3,381,858.504	3,846,292.786
Utilities Trust	9,564,182.693	537,271.444	426,222.813
Value Trust	11,770,192.777	393,380.646	507,064.114
Value & Restructuring Trust	23,855,256.574	699,762.267	820,407.638
Vista Trust	7,427,502.424	237,052.223	249,683.431

252

Proposal 5(e): Approval of Amended Fundamental Investment Restrictions regarding Real Estate.
	Affirmative	Against	Abstain

All Cap Core Trust	36,218,313.254	1,471,003.534	1,631,265.143
All Cap Growth Trust	17,605,010.028	783,955.271	668,127.159
All Cap Value Trust	9,519,014.014	368,576.939	294,138.013
American Fundamental Holdings Trust	80,001.000	.000	.000
American Global Diversification Trust	80,001.000	.000	.000
Blue Chip Growth Trust	129,304,475.645	4,843,865.233	4,674,371.169
Capital Appreciation Trust	101,679,620.335	3,067,326.603	4,129,264.339
Classic Value Trust	3,237,302.874	207,702.756	47,971.620
Core Equity Trust	43,073,987.413	759,787.908	1,572,045.740
Emerging Growth Trust	2,387,787.766	127,691.189	24,550.694
Emerging Markets Value Trust	33,614,833.441	.000	.000
Emerging Small Company Trust	8,498,947.143	251,024.051	329,099.620
Equity-Income Trust	127,770,175.181	4,054,701.295	3,999,218.646
Financial Services Trust	6,699,493.297	137,820.094	166,421.336
Franklin Templeton Founding Allocation Trust	75,363,196.505	1,846,327.169	2,550,838.886
Fundamental Value Trust	78,042,180.955	2,714,132.667	2,427,126.756
Global Trust	31,179,067.336	1,198,856.952	1,722,542.631
Global Allocation Trust	23,196,195.797	431,025.025	730,512.688
Global Real Estate Trust	35,214,742.190	1,067,262.245	1,169,555.629
Health Sciences Trust	11,558,375.295	296,718.908	323,117.313
Income & Value Trust	34,400,003.822	1,010,803.662	1,450,596.893
International Core Trust	96,281,518.022	3,079,668.946	2,133,220.001
International Opportunities Trust	5,427,920.268	250,662.558	231,997.654
International Small Cap Trust	24,895,371.999	867,069.571	782,522.718
International Value Trust	88,644,080.304	3,412,312.000	2,970,430.433
Large Cap Trust	41,294,593.183	1,593,369.753	1,681,664.547
Large Cap Value Trust	24,409,538.411	1,137,630.431	679,611.705
Managed Trust	98,195,661.749	4,418,740.540	5,287,681.742
Mid Cap Intersection Trust	25,287,742.518	.000	.000
Mid Cap Stock Trust	65,641,726.785	2,132,494.192	2,270,864.616
Mid Cap Value Trust	33,059,044.610	862,290.721	981,370.621
Mid Cap Value Equity Trust	9,135,268.666	299,416.372	302,543.488
Mid Value Trust	13,523,795.868	917,826.618	206,563.192
Mutual Shares Trust	25,175,566.182	557,071.258	852,350.990
Natural Resources Trust	24,534,241.686	2,115,321.016	1,010,623.946
Optimized All Cap Trust	7,364,496.224	161,553.503	419,414.133
Optimized Value Trust	55,476,859.859	1,638,614.413	1,981,755.266
Overseas Equity Trust	35,727,035.522	786,349.110	1,176,678.066
Pacific Rim Trust	9,096,711.078	277,563.747	341,381.795
Real Estate Equity Trust	19,047,296.822	583,974.556	641,387.312
Real Estate Securities Trust	34,245,150.442	1,610,343.269	1,259,571.019
Science & Technology Trust	20,634,931.682	729,506.950	569,614.394
Small Cap Trust	214,091.059	5.495	3,298.026
Small Cap Growth Trust	24,205,588.846	657,207.890	831,447.420
Small Cap Intrinsic Value Trust	11,499,021.300	375,336.818	375,780.706
Small Cap Opportunities Trust	5,720,485.080	174,092.528	186,807.902
Small Cap Value Trust	16,158,594.460	805,331.933	588,998.886
Small Company Trust	694,483.996	36,540.224	9,778.210
Small Company Growth Trust	14,594,562.101	451,382.854	489,773.261
Small Company Value Trust	17,124,628.037	653,675.470	585,862.683
U.S. Core Trust	32,956,789.633	1,132,442.596	1,303,144.772
U.S. Large Cap Trust	23,675,734.823	663,504.670	725,830.847
U.S. Multi Sector Trust	112,064,613.318	3,505,136.372	3,744,001.675
Utilities Trust	9,549,934.609	551,519.528	426,222.813
Value Trust	11,756,580.457	388,502.159	525,554.921
Value & Restructuring Trust	23,847,006.335	728,461.373	799,958.771
Vista Trust	7,429,018.065	242,478.362	242,741.651

253

Proposal 5(f): Approval of Amended Fundamental Investment Restrictions regarding Commodities.
	Affirmative	Against	Abstain

All Cap Core Trust	36,147,658.690	1,652,975.491	1,519,947.750
All Cap Growth Trust	17,568,003.518	822,546.169	666,542.771
All Cap Value Trust	9,513,927.956	373,662.997	294,138.013
American Fundamental Holdings Trust	80,001.000	.000	.000
American Global Diversification Trust	80,001.000	.000	.000
Blue Chip Growth Trust	129,158,164.419	4,957,715.266	4,706,832.362
Capital Appreciation Trust	101,612,209.956	3,109,958.172	4,154,043.149
Classic Value Trust	3,237,302.874	207,702.756	47,971.620
Core Equity Trust	43,001,937.229	831,838.092	1,572,045.740
Emerging Growth Trust	2,387,787.766	127,691.189	24,550.694
Emerging Markets Value Trust	33,614,833.441	.000	.000
Emerging Small Company Trust	8,502,822.772	247,148.422	329,099.620
Equity-Income Trust	127,620,146.195	4,131,447.613	4,072,501.314
Financial Services Trust	6,687,121.284	150,192.107	166,421.336
Franklin Templeton Founding Allocation Trust	75,221,756.417	1,987,767.257	2,550,838.886
Fundamental Value Trust	78,024,588.074	2,709,163.538	2,449,688.766
Global Trust	31,026,729.194	1,366,757.899	1,706,979.826
Global Allocation Trust	23,211,241.544	422,454.221	724,037.745
Global Real Estate Trust	35,201,590.121	1,057,502.161	1,192,467.782
Health Sciences Trust	11,575,544.661	292,682.574	309,984.281
Income & Value Trust	34,387,660.596	1,014,430.824	1,459,312.957
International Core Trust	96,066,640.458	3,294,546.510	2,133,220.001
International Opportunities Trust	5,375,427.800	306,461.204	228,691.476
International Small Cap Trust	24,816,884.353	942,628.776	785,451.159
International Value Trust	88,650,812.859	3,371,285.880	3,004,723.998
Large Cap Trust	41,160,737.042	1,711,622.424	1,697,268.017
Large Cap Value Trust	24,504,711.490	1,098,321.548	623,747.509
Managed Trust	98,261,710.557	4,325,548.316	5,314,825.158
Mid Cap Intersection Trust	25,287,742.518	.000	.000
Mid Cap Stock Trust	65,502,507.554	2,245,243.035	2,297,335.004
Mid Cap Value Trust	33,032,441.034	844,555.435	1,025,709.483
Mid Cap Value Equity Trust	9,133,511.894	292,917.157	310,799.475
Mid Value Trust	13,529,284.982	912,337.504	206,563.192
Mutual Shares Trust	25,128,305.357	604,332.083	852,350.990
Natural Resources Trust	24,500,723.072	2,097,246.882	1,062,216.694
Optimized All Cap Trust	7,364,496.224	161,553.503	419,414.133
Optimized Value Trust	55,450,261.437	1,665,212.835	1,981,755.266
Overseas Equity Trust	35,668,825.557	824,055.945	1,197,181.196
Pacific Rim Trust	9,090,547.378	283,727.447	341,381.795
Real Estate Equity Trust	19,038,921.637	578,986.828	654,750.225
Real Estate Securities Trust	34,139,880.910	1,690,476.809	1,284,707.011
Science & Technology Trust	20,617,065.717	740,918.755	576,068.554
Small Cap Trust	214,091.059	5.495	3,298.026
Small Cap Growth Trust	24,157,098.334	707,784.569	829,361.253
Small Cap Intrinsic Value Trust	11,496,579.950	367,972.900	385,765.974
Small Cap Opportunities Trust	5,693,520.162	201,057.446	186,807.902
Small Cap Value Trust	16,141,442.620	817,061.692	594,420.967
Small Company Trust	692,576.408	38,447.812	9,778.210
Small Company Growth Trust	14,588,164.077	446,566.725	500,987.414
Small Company Value Trust	17,051,158.187	701,575.643	611,432.360
U.S. Core Trust	32,934,824.911	1,134,071.530	1,323,480.560
U.S. Large Cap Trust	23,698,196.985	651,539.759	715,333.596
U.S. Multi Sector Trust	112,030,180.171	3,453,855.243	3,829,715.951
Utilities Trust	9,563,781.515	537,672.622	426,222.813
Value Trust	11,783,707.368	384,978.619	501,951.550
Value & Restructuring Trust	23,836,249.554	723,170.617	816,006.308
Vista Trust	7,427,439.268	237,608.848	249,189.962

254

Proposal 5(g): Approval of Amended Fundamental Investment Restrictions regarding Loans.
	Affirmative	Against	Abstain

All Cap Core Trust	36,104,914.150	1,572,336.606	1,643,331.175
All Cap Growth Trust	17,566,174.151	819,869.162	671,049.145
All Cap Value Trust	9,517,165.531	385,022.651	279,540.784
American Fundamental Holdings Trust	80,001.000	.000	.000
American Global Diversification Trust	80,001.000	.000	.000
Blue Chip Growth Trust	128,857,422.644	5,219,158.414	4,746,130.989
Capital Appreciation Trust	101,459,539.159	3,241,193.420	4,175,478.698
Classic Value Trust	3,227,660.396	217,345.234	47,971.620
Core Equity Trust	42,947,779.027	885,996.294	1,572,045.740
Emerging Growth Trust	2,387,787.766	127,691.189	24,550.694
Emerging Markets Value Trust	33,614,833.441	.000	.000
Emerging Small Company Trust	8,493,417.308	258,467.500	327,186.006
Equity-Income Trust	127,349,867.111	4,414,967.780	4,059,260.231
Financial Services Trust	6,685,920.893	151,392.498	166,421.336
Franklin Templeton Founding Allocation Trust	75,027,618.020	2,063,383.829	2,669,360.711
Fundamental Value Trust	77,800,503.032	2,943,153.065	2,439,784.281
Global Trust	31,042,390.004	1,337,549.110	1,720,527.805
Global Allocation Trust	23,130,388.143	475,346.990	751,998.377
Global Real Estate Trust	35,144,056.960	1,129,369.093	1,178,134.011
Health Sciences Trust	11,516,972.263	333,371.415	327,867.838
Income & Value Trust	34,441,473.049	972,168.266	1,447,763.062
International Core Trust	96,013,947.709	3,422,418.704	2,058,040.556
International Opportunities Trust	5,407,570.246	294,588.006	208,422.228
International Small Cap Trust	24,640,523.354	1,146,150.318	758,290.616
International Value Trust	88,469,115.968	3,611,525.471	2,946,181.298
Large Cap Trust	41,246,902.299	1,619,015.117	1,703,710.067
Large Cap Value Trust	24,474,089.285	1,146,792.022	605,899.240
Managed Trust	98,032,714.172	4,560,409.287	5,308,960.572
Mid Cap Intersection Trust	25,287,742.518	.000	.000
Mid Cap Stock Trust	65,229,619.816	2,533,769.529	2,281,696.248
Mid Cap Value Trust	32,971,797.443	942,088.882	988,819.627
Mid Cap Value Equity Trust	9,117,108.367	316,793.450	303,326.709
Mid Value Trust	13,485,289.830	956,332.656	206,563.192
Mutual Shares Trust	25,063,435.672	629,598.775	891,953.983
Natural Resources Trust	24,270,271.729	2,465,078.240	924,836.679
Optimized All Cap Trust	7,362,603.336	164,088.146	418,772.378
Optimized Value Trust	55,293,870.606	1,817,265.811	1,986,093.121
Overseas Equity Trust	35,606,017.027	857,248.264	1,226,797.407
Pacific Rim Trust	9,083,108.265	317,390.487	315,157.868
Real Estate Equity Trust	19,009,685.223	617,653.204	645,320.263
Real Estate Securities Trust	34,111,607.804	1,740,717.357	1,262,739.569
Science & Technology Trust	20,560,994.972	794,395.907	578,662.147
Small Cap Trust	214,091.059	5.495	3,298.026
Small Cap Growth Trust	24,101,741.601	740,205.643	852,296.912
Small Cap Intrinsic Value Trust	11,473,885.445	399,525.401	376,727.978
Small Cap Opportunities Trust	5,695,879.934	198,697.674	186,807.902
Small Cap Value Trust	16,131,122.236	831,372.733	590,430.310
Small Company Trust	690,161.629	40,862.591	9,778.210
Small Company Growth Trust	14,566,728.340	476,488.992	492,500.884
Small Company Value Trust	17,056,563.183	727,927.340	579,675.667
U.S. Core Trust	32,893,177.250	1,188,414.472	1,310,785.279
U.S. Large Cap Trust	23,676,936.066	682,289.286	705,844.988
U.S. Multi Sector Trust	111,841,142.308	3,709,158.723	3,763,450.334
Utilities Trust	9,518,718.752	679,008.728	329,949.470
Value Trust	11,718,137.617	421,644.403	530,855.517
Value & Restructuring Trust	23,797,683.582	772,804.759	804,938.138
Vista Trust	7,412,763.570	258,121.125	243,353.383

255

Proposal 5(h): Approval of Amended Fundamental Investment Restrictions regarding Senior Securities.
	Affirmative	Against	Abstain

All Cap Core Trust	36,171,524.002	1,487,256.854	1,661,801.075
All Cap Growth Trust	17,610,391.999	774,909.098	671,791.361
All Cap Value Trust	9,527,052.479	360,538.474	294,138.013
American Fundamental Holdings Trust	80,001.000	.000	.000
American Global Diversification Trust	80,001.000	.000	.000
Blue Chip Growth Trust	129,435,257.329	4,653,234.995	4,734,219.723
Capital Appreciation Trust	101,717,034.013	2,974,383.880	4,184,793.384
Classic Value Trust	3,237,302.874	207,702.756	47,971.620
Core Equity Trust	43,199,136.344	634,638.977	1,572,045.740
Emerging Growth Trust	2,387,787.766	127,691.189	24,550.694
Emerging Markets Value Trust	33,614,833.441	.000	.000
Emerging Small Company Trust	8,513,987.913	236,114.619	328,968.282
Equity-Income Trust	127,773,740.699	3,869,287.959	4,181,066.464
Financial Services Trust	6,699,832.775	139,579.579	164,322.373
Franklin Templeton Founding Allocation Trust	75,304,277.764	1,905,245.910	2,550,838.886
Fundamental Value Trust	78,133,993.015	2,581,273.656	2,468,173.707
Global Trust	30,934,898.240	1,489,623.620	1,675,945.059
Global Allocation Trust	23,258,740.489	354,781.300	744,211.721
Global Real Estate Trust	35,243,587.209	1,039,435.769	1,168,537.086
Health Sciences Trust	11,583,048.730	269,776.210	325,386.576
Income & Value Trust	34,412,870.258	970,856.000	1,477,678.119
International Core Trust	96,353,367.740	2,861,512.909	2,279,526.320
International Opportunities Trust	5,416,665.318	253,080.298	240,834.864
International Small Cap Trust	24,914,971.952	828,915.856	801,076.480
International Value Trust	88,879,294.116	3,130,663.236	3,016,865.385
Large Cap Trust	41,242,769.135	1,613,519.682	1,713,338.666
Large Cap Value Trust	24,525,254.612	981,092.980	720,432.955
Managed Trust	98,209,366.717	4,405,486.711	5,287,230.603
Mid Cap Intersection Trust	25,287,742.518	.000	.000
Mid Cap Stock Trust	65,796,840.996	1,938,162.578	2,310,082.019
Mid Cap Value Trust	33,199,137.265	708,656.479	994,912.208
Mid Cap Value Equity Trust	9,149,325.394	282,087.251	305,815.881
Mid Value Trust	13,506,799.124	933,419.788	207,966.766
Mutual Shares Trust	25,155,879.041	576,758.399	852,350.990
Natural Resources Trust	24,497,351.959	2,060,053.944	1,102,780.745
Optimized All Cap Trust	7,364,496.223	161,410.247	419,557.390
Optimized Value Trust	55,450,261.378	1,660,875.039	1,986,093.121
Overseas Equity Trust	35,686,287.024	824,875.591	1,178,900.083
Pacific Rim Trust	9,089,336.117	279,400.997	346,919.506
Real Estate Equity Trust	19,066,290.082	565,152.478	641,216.130
Real Estate Securities Trust	34,280,606.723	1,566,250.090	1,268,207.917
Science & Technology Trust	20,636,545.480	718,508.339	578,999.207
Small Cap Trust	214,091.059	5.495	3,298.026
Small Cap Growth Trust	24,175,603.508	664,930.270	853,710.378
Small Cap Intrinsic Value Trust	11,478,848.987	394,561.859	376,727.978
Small Cap Opportunities Trust	5,737,622.637	157,050.461	186,712.412
Small Cap Value Trust	16,238,569.115	720,269.632	594,086.532
Small Company Trust	694,483.996	36,540.224	9,778.210
Small Company Growth Trust	14,612,112.575	432,830.813	490,774.828
Small Company Value Trust	17,107,303.963	654,904.675	601,957.552
U.S. Core Trust	32,994,751.851	1,074,201.006	1,323,424.144
U.S. Large Cap Trust	23,707,735.974	633,452.453	723,881.913
U.S. Multi Sector Trust	112,198,388.155	3,356,717.703	3,758,645.507
Utilities Trust	9,578,460.076	522,994.061	426,222.813
Value Trust	11,785,383.655	351,830.039	533,423.843
Value & Restructuring Trust	23,868,510.724	707,747.998	799,167.757
Vista Trust	7,439,474.414	229,466.122	245,297.542

256

Proposal 1(a): Approval of Agreement and Plan of Reorganization providing for the combination of the Dynamic Growth Trust into the Mid Cap Stock Trust.

At the meeting held on April 14, 2008, the proposal was approved by the shareholders of the Dynamic Growth Trust. The number of votes FOR or AGAINST or which ABSTAINED from voting is set forth below:

	FOR	AGAINST	ABSTAINED

Dynamic Growth Trust	31,734,049.630	976,592.735	2,659,468.247

Proposal 1(b): Approval of Agreement and Plan of Reorganization providing for the combination of the Growth & Income Trust into the Quantitative All Cap Trust.

At the meeting held on April 14, 2008, the proposal was approved by the shareholders of the Growth & Income Trust. The number of votes FOR or AGAINST or which ABSTAINED from voting is set forth below:

	FOR	AGAINST	ABSTAINED

Growth & Income Trust	128,665,558.316	7,720,202.277	13,899,841.920

Proposal 1(c): Approval of Agreement and Plan of Reorganization providing for the combination of the Quantitative Mid Cap Trust into the Mid Cap Index Trust.

At the meeting held on April 14, 2008, the proposal was approved by the shareholders of the Quantitative Mid Cap Trust. The number of votes FOR or AGAINST or which ABSTAINED from voting is set forth below:

	FOR	AGAINST	ABSTAINED

Quantitative Mid Cap Trust	3,605,520.294	202,295.684	197,661.242

	FOR	AGAINST	ABSTAINED

U.S. Global Leaders Trust	4,838,079.985	78,237.937	369,235.128

Proposal 1(d): Approval of Agreement and Plan of Reorganization providing for the combination of the U.S. Global Leaders Trust into the Blue Chip Growth Trust.

At the meeting held on April 14, 2008, the proposal was approved by the shareholders of the U.S. Global Leaders Trust. The number of votes FOR or AGAINST or which ABSTAINED from voting is set forth below:

257

Special Shareholder Meeting (unaudited)

A Special Meeting of the Shareholders of John Hancock Trust (the “Trust) was held at the Trust’s principal office at 601 Congress Street, Boston Massachu-
setts on January 8, 2008, as adjourned to January 28, 2008, as further adjourned with respect to the U.S. Multi Sector Trust to April 14, 2008.

Proposal 1: Election of the following seven nominees as Trustees of JHT.

	Charles L. Bardelis		James R. Boyle		Peter S. Burgess		Elizabeth G. Cook

	Affirmative	Withhold	Affirmative	Withhold	Affirmative	Withhold	Affirmative	Withhold

Active Bond Trust	194,743,276.886	6,410,506.768	194,999,317.289	6,154,466.365	194,888,850.873	6,264,932.781	194,435,484.441	6,718,299.213
Core Bond Trust	21,961,924.309	105,882.750	21,961,924.309	105,882.750	21,961,924.309	105,882.750	21,961,924.309	105,882.750
Global Bond Trust	80,621,421.619	2,214,335.727	80,749,769.164	2,085,988.182	80,658,991.031	2,176,766.315	80,584,680.399	2,251,076.947
High Income Trust	31,810,923.498	.000	31,810,923.498	.000	31,810,923.498	.000	31,810,923.498	.000
High Yield Trust	197,687,065.824	7,913,349.448	197,645,294.604	7,955,120.668	197,626,081.862	7,974,333.410	195,580,583.685	10,019,831.587
Income Trust	25,641,937.349	957,632.941	25,727,545.353	872,024.937	25,601,814.983	997,755.307	25,617,293.007	982,277.283
Investment Quality Bond Trust	37,298,896.033	1,132,209.658	37,310,436.164	1,120,669.527	37,298,509.071	1,132,596.620	37,268,548.603	1,162,557.088
Money Market Trust	101,298,740.643	6,622,459.357	103,533,357.658	4,387,842.342	103,265,769.093	4,655,430.907	102,453,832.147	5,467,367.853
Money Market Trust B	550,281,503.909	37,841,068.414	550,659,119.181	37,463,453.142	550,833,817.462	37,288,754.861	548,959,766.062	39,162,806.261
Real Return Bond Trust	89,263,269.213	2,174,949.563	88,747,799.422	2,690,419.354	89,263,269.213	2,174,949.563	88,908,254.020	2,529,964.756
Short-Term Bond Trust	26,061,813.078	858,749.886	26,053,642.283	866,920.681	26,056,162.532	864,400.432	26,039,315.105	881,247.859
Spectrum Income Trust	74,862,104.772	2,374,059.622	74,927,390.183	2,308,774.211	74,877,360.687	2,358,803.707	74,682,679.930	2,553,484.464
Strategic Bond Trust	21,836,658.026	869,809.215	21,858,647.037	847,820.204	21,886,289.345	820,177.896	21,863,541.007	842,926.234
Strategic Income Trust	1,434,189.171	3,170.719	1,434,189.171	3,170.719	1,434,189.171	3,170.719	1,425,954.477	11,405.413
Total Return Trust	50,039,102.258	1,472,347.651	49,995,584.406	1,515,865.503	50,036,463.223	1,474,986.686	49,929,169.612	1,582,280.297
U.S. Government Securities Trust	18,506,167.934	759,755.465	18,486,390.635	779,532.764	18,489,909.518	776,013.881	18,466,735.810	799,187.589
U.S. High Yield Bond Trust	306,469.809	16,485.251	306,469.809	16,485.251	306,469.809	16,485.251	306,469.809	16,485.251

	Hassell H. McClellan		James M. Oates		F. David Rolwing

	Affirmative	Withhold	Affirmative	Withhold	Affirmative	Withhold
Active Bond Trust	194,640,496.957	6,513,286.697	194,988,226.474	6,165,557.180	194,508,149.032		6,645,634.622
Core Bond Trust	21,961,924.309	105,882.750	21,961,924.309	105,882.750	21,961,924.309		105,882.750
Global Bond Trust	80,703,157.649	2,132,599.697	80,667,843.854	2,167,913.492	80,519,171.314		2,316,586.032
High Income Trust	31,810,923.498	.000	31,810,923.498	.000	31,810,923.498		.000
High Yield Trust	196,607,898.850	8,992,516.422	196,768,462.700	8,831,952.572	195,802,049.873		9,798,365.399
Income Trust	25,698,675.403	900,894.887	25,702,617.379	896,952.911	25,632,652.583		966,917.707
Investment Quality Bond Trust	37,306,048.600	1,125,057.091	37,318,322.458	1,112,783.233	37,268,124.401		1,162,981.290
Money Market Trust	102,725,880.663	5,195,319.337	103,584,636.092	4,336,563.908	102,589,696.196		5,331,503.804
Money Market Trust B	550,540,977.707	37,581,594.616	551,048,330.466	37,074,241.857	549,448,543.558		38,674,028.765
Real Return Bond Trust	89,166,612.341	2,271,606.435	88,882,519.373	2,555,699.403	88,932,618.465		2,505,600.311
Short-Term Bond Trust	26,058,557.170	862,005.794	26,062,405.411	858,157.553	26,073,619.844		846,943.120
Spectrum Income Trust	74,823,978.938	2,412,185.456	74,909,050.233	2,327,114.161	74,707,860.085		2,528,304.309
Strategic Bond Trust	21,858,647.037	847,820.204	21,857,120.981	849,346.260	21,770,942.898		935,524.343
Strategic Income Trust	1,417,883.852	19,476.038	1,433,582.747	3,777.143	1,410,255.582		27,104.308
Total Return Trust	49,993,475.579	1,517,974.330	50,003,484.511	1,507,965.398	49,834,175.905		1,677,274.004
U.S. Government Securities Trust	18,480,285.804	785,637.595	18,509,191.759	756,731.640	18,442,171.700		823,751.699
U.S. High Yield Bond Trust	306,469.809	16,485.251	306,469.809	16,485.251	306,469.809		16,485.251

Proposal 2(a): Approval of an Amendment to Declaration of Trust authorizing the conversion of JHT to another form of business entity.

		Affirmative			Against			Abstain

Active Bond Trust		181,144,956.851			10,646,801.429			9,362,025.374
Core Bond Trust		21,227,121.085			196,945.622			643,740.352
Global Bond Trust		76,675,418.301			2,609,300.760			3,551,038.285
High Income Trust		31,810,923.498			.000			.000
High Yield Trust		188,862,509.315			9,287,061.633			7,450,844.324
Income Trust		24,475,503.739			1,239,791.634			884,274.917
Investment Quality Bond Trust		35,460,868.951			1,682,737.399			1,287,499.341
Money Market Trust		98,599,016.928			5,569,608.837			3,752,574.235
Money Market Trust B		496,759,705.042			49,894,131.219			41,468,736.062
Real Return Bond Trust		82,989,079.107			2,017,803.566			6,431,336.103
Short-Term Bond Trust		25,070,905.274			1,322,404.062			527,253.628
Spectrum Income Trust		70,741,831.053			3,200,953.478			3,293,739.863
Strategic Bond Trust		20,991,721.089			805,353.933			909,392.219
Strategic Income Trust		1,197,292.408			53,194.920			186,872.562
Total Return Trust		47,701,464.189			1,358,327.933			2,451,657.787
U.S. Government Securities Trust		17,585,485.405			905,024.111			775,413.883
U.S. High Yield Bond Trust		261,518.927			60,200.478			1,235.655

122

Proposal 2(b): Approval of the Reorganization of JHT from a Massachusetts business trust to a Delaware limited liability company pursuant to a Plan of Conversion.
	Affirmative	Against	Abstain

Active Bond Trust	182,580,537.697	9,421,262.347	9,151,983.610
Core Bond Trust	21,227,121.085	196,945.622	643,740.352
Global Bond Trust	77,110,815.136	2,552,202.321	3,172,739.889
High Income Trust	31,810,923.498	.000	.000
High Yield Trust	189,039,639.418	8,821,973.756	7,738,802.098
Income Trust	24,870,438.917	922,910.128	806,221.245
Investment Quality Bond Trust	35,165,351.119	1,863,396.877	1,402,357.695
Money Market Trust	100,491,760.518	3,867,620.501	3,561,818.981
Money Market Trust B	499,002,158.773	52,175,929.176	36,944,484.374
Real Return Bond Trust	83,038,906.627	2,736,101.431	5,663,210.718
Short-Term Bond Trust	25,159,092.893	1,155,730.834	605,739.237
Spectrum Income Trust	71,534,655.010	2,732,985.962	2,968,523.422
Strategic Bond Trust	21,020,207.647	785,138.229	901,121.365
Strategic Income Trust	1,220,958.712	31,450.860	184,950.318
Total Return Trust	47,707,135.136	1,331,683.635	2,472,631.138
U.S. Government Securities Trust	17,691,320.695	815,447.508	759,155.196
U.S. High Yield Bond Trust	261,518.928	25,806.453	35,629.679

Proposal 3(a): Approval of an Amendment to the Advisory Agreement clarifying that the Adviser’s authority to manage Fund assets directly.
	Affirmative	Against	Abstain

Active Bond Trust	184,778,077.208	7,630,237.535	8,745,468.911
Core Bond Trust	21,318,183.957	105,882.750	643,740.352
Global Bond Trust	77,377,286.750	2,106,839.765	3,351,630.831
High Income Trust	31,810,923.498	.000	.000
High Yield Trust	191,941,524.183	6,952,270.102	6,706,620.987
Income Trust	24,948,966.940	887,718.737	762,884.613
Investment Quality Bond Trust	35,729,144.932	1,376,089.035	1,325,871.724
Money Market Trust	99,434,660.924	4,653,775.612	3,832,763.464
Money Market Trust B	518,799,218.512	31,609,138.143	37,714,215.668
Real Return Bond Trust	84,215,317.283	1,270,962.712	5,951,938.781
Short-Term Bond Trust	25,232,939.928	1,041,488.283	646,134.753
Spectrum Income Trust	71,953,743.687	2,425,903.998	2,856,516.709
Strategic Bond Trust	20,989,257.278	740,632.509	976,577.454
Strategic Income Trust	1,230,529.045	19,958.283	186,872.562
Total Return Trust	47,873,007.877	1,390,644.259	2,247,797.773
U.S. Government Securities Trust	17,762,697.376	640,558.083	862,667.940
U.S. High Yield Bond Trust	261,518.927	60,200.478	1,235.655

Proposal 3(b): Approval of an Amendment to the Advisory Agreement clarifying the liability standard applicable to the Adviser.
	Affirmative	Against	Abstain

Active Bond Trust	184,486,486.694	7,466,285.937	9,201,011.023
Core Bond Trust	21,318,183.957	105,882.750	643,740.352
Global Bond Trust	76,991,742.545	2,395,143.654	3,448,871.147
High Income Trust	31,810,923.498	.000	.000
High Yield Trust	190,841,701.153	6,603,832.499	8,154,881.620
Income Trust	24,780,039.028	950,855.530	868,675.732
Investment Quality Bond Trust	35,701,372.540	1,373,139.678	1,356,593.473
Money Market Trust	101,181,226.328	3,196,734.620	3,543,239.052
Money Market Trust B	506,230,569.231	44,868,594.433	37,023,408.659
Real Return Bond Trust	83,104,602.428	1,746,688.698	6,586,927.650
Short-Term Bond Trust	24,889,820.205	1,366,513.565	664,229.194
Spectrum Income Trust	71,810,094.446	2,509,612.884	2,916,457.064
Strategic Bond Trust	20,989,419.040	666,394.645	1,050,653.556
Strategic Income Trust	1,229,490.376	20,564.707	187,304.807
Total Return Trust	48,013,930.738	1,334,756.551	2,162,762.620
U.S. Government Securities Trust	17,704,975.071	640,863.660	920,084.668
U.S. High Yield Bond Trust	275,354.739	11,970.642	35,629.679

123

Proposal 3(c): Approval of an Amendment to the Advisory Agreement transferring to a new service agreement with the Adviser the financial, accounting and administrative services currently performed by the Adviser under the Advisory Agreement.
	Affirmative	Against	Abstain

Active Bond Trust	182,359,782.684	9,368,115.707	9,425,885.263
Core Bond Trust	21,318,183.957	105,882.750	643,740.352
Global Bond Trust	77,124,164.946	2,430,329.716	3,281,262.684
High Income Trust	31,810,923.498	.000	.000
High Yield Trust	188,247,444.982	7,589,251.645	9,763,718.645
Income Trust	24,471,003.171	1,206,228.243	922,338.876
Investment Quality Bond Trust	35,474,866.405	1,586,302.917	1,369,936.369
Money Market Trust	100,250,684.199	3,801,955.954	3,868,559.847
Money Market Trust B	514,665,138.513	36,054,833.123	37,402,600.687
Real Return Bond Trust	82,938,471.253	1,957,944.542	6,541,802.981
Short-Term Bond Trust	24,988,341.173	1,366,874.678	565,347.113
Spectrum Income Trust	71,215,877.720	2,877,593.086	3,142,693.588
Strategic Bond Trust	20,849,317.321	841,902.808	1,015,247.112
Strategic Income Trust	1,212,179.138	37,269.520	187,911.232
Total Return Trust	47,884,612.634	1,450,802.575	2,176,034.700
U.S. Government Securities Trust	17,720,707.567	662,158.901	883,056.931
U.S. High Yield Bond Trust	261,518.928	25,806.453	35,629.679

Proposal 5(a): Approval of Amended Fundamental Investment Restrictions regarding Concentration.
	Affirmative	Against	Abstain

Active Bond Trust	186,838,277.765	5,842,967.661	8,472,538.228
Core Bond Trust	21,318,183.957	105,882.750	643,740.352
Global Bond Trust	78,058,976.823	2,046,030.946	2,730,749.577
High Income Trust	31,810,923.498	.000	.000
High Yield Trust	191,489,486.998	5,350,027.505	8,760,900.769
Income Trust	25,169,420.535	578,674.635	851,475.120
Investment Quality Bond Trust	35,994,199.003	1,203,914.607	1,232,992.081
Money Market Trust	100,752,662.825	4,416,721.947	2,751,815.228
Money Market Trust B	521,501,803.465	20,920,910.219	45,699,858.639
Real Return Bond Trust	86,772,664.404	1,645,661.262	3,019,893.110
Short-Term Bond Trust	25,659,118.418	658,223.189	603,221.357
Spectrum Income Trust	72,588,722.710	2,123,655.254	2,523,786.430
Strategic Bond Trust	21,337,920.079	605,623.283	762,923.879
Strategic Income Trust	1,422,892.725	6,048.186	8,418.979
Total Return Trust	49,023,533.521	990,479.724	1,497,436.664
U.S. Government Securities Trust	18,193,865.063	588,691.038	483,367.298
U.S. High Yield Bond Trust	275,354.739	11,970.642	35,629.679

Proposal 5(b): Approval of Amended Fundamental Investment Restrictions regarding Diversification.
	Affirmative	Against	Abstain

Active Bond Trust	186,951,694.504	5,753,708.486	8,448,380.664
Core Bond Trust	21,318,183.957	105,882.750	643,740.352
Global Bond Trust
High Income Trust	31,810,923.498	.000	.000
High Yield Trust	191,372,954.944	5,397,384.682	8,830,075.646
Income Trust	25,131,267.281	616,827.889	851,475.120
Investment Quality Bond Trust	35,991,921.230	1,212,047.205	1,227,137.256
Money Market Trust	102,317,832.333	2,918,250.655	2,685,117.012
Money Market Trust B	520,077,443.523	22,415,513.169	45,629,615.631
Real Return Bond Trust
Short-Term Bond Trust	25,577,513.819	739,568.705	603,480.440
Spectrum Income Trust	72,647,463.983	2,084,372.593	2,504,327.818
Strategic Bond Trust	21,364,718.228	602,045.403	739,703.610
Strategic Income Trust	1,422,892.725	6,048.186	8,418.979
Total Return Trust	49,062,219.084	987,511.892	1,461,718.933
U.S. Government Securities Trust	18,210,870.438	574,471.727	480,581.234
U.S. High Yield Bond Trust	275,354.739	11,970.642	35,629.679

124

Proposal 5(c): Approval of Amended Fundamental Investment Restrictions regarding Borrowing.
	Affirmative	Against	Abstain

Active Bond Trust	186,437,285.140	6,258,241.199	8,458,257.315
Core Bond Trust	21,318,183.957	105,882.750	643,740.352
Global Bond Trust	77,875,264.425	2,271,196.759	2,689,296.162
High Income Trust	31,810,923.498	.000	.000
High Yield Trust	190,712,767.488	6,252,094.598	8,635,553.186
Income Trust	25,121,387.509	587,637.334	890,545.447
Investment Quality Bond Trust	35,881,162.476	1,308,850.318	1,241,092.897
Money Market Trust	100,344,250.261	4,853,623.982	2,723,325.757
Money Market Trust B	520,232,934.308	22,292,269.732	45,597,368.283
Real Return Bond Trust	86,734,890.636	1,683,435.030	3,019,893.110
Short-Term Bond Trust	25,568,011.964	749,329.643	603,221.357
Spectrum Income Trust	72,340,399.618	2,362,714.181	2,533,050.595
Strategic Bond Trust	21,275,516.780	671,054.035	759,896.426
Strategic Income Trust	1,422,892.725	6,048.186	8,418.979
Total Return Trust	48,868,656.570	1,166,151.127	1,476,642.212
U.S. Government Securities Trust	18,129,359.880	644,260.550	492,302.969
U.S. High Yield Bond Trust	261,518.927	11,970.642	49,465.491

Proposal 5(d): Approval of Amended Fundamental Investment Restrictions regarding Underwriting.
	Affirmative	Against	Abstain

Active Bond Trust	186,829,913.589	5,871,521.441	8,452,348.624
Core Bond Trust	21,318,183.957	105,882.750	643,740.352
Global Bond Trust	78,180,199.581	1,971,724.124	2,683,833.641
High Income Trust	31,810,923.498	.000	.000
High Yield Trust	191,326,750.157	5,539,223.474	8,734,441.641
Income Trust	25,113,763.806	634,802.309	851,004.175
Investment Quality Bond Trust	35,987,581.628	1,212,416.759	1,231,107.304
Money Market Trust	100,681,733.559	4,472,213.517	2,767,252.924
Money Market Trust B	520,908,803.004	21,616,401.036	45,597,368.283
Real Return Bond Trust	86,734,890.636	1,683,435.030	3,019,893.110
Short-Term Bond Trust	25,635,240.174	670,979.714	614,343.076
Spectrum Income Trust	72,554,435.284	2,117,185.380	2,564,543.730
Strategic Bond Trust	21,351,617.164	609,809.107	745,040.970
Strategic Income Trust	1,423,931.396	5,009.515	8,418.979
Total Return Trust	48,945,576.918	1,085,069.890	1,480,803.101
U.S. Government Securities Trust	18,194,485.155	578,835.112	492,603.132
U.S. High Yield Bond Trust	275,354.739	11,970.642	35,629.679

Proposal 5(e): Approval of Amended Fundamental Investment Restrictions regarding Real Estate.
	Affirmative	Against	Abstain

Active Bond Trust	186,841,388.206	5,932,618.885	8,379,776.563
Core Bond Trust	21,318,183.957	105,882.750	643,740.352
Global Bond Trust	78,008,483.293	2,146,481.479	2,680,792.574
High Income Trust	31,810,923.498	.000	.000
High Yield Trust	190,697,372.128	6,122,167.883	8,780,875.261
Income Trust	25,132,603.670	615,962.445	851,004.175
Investment Quality Bond Trust	35,894,144.120	1,307,939.539	1,229,022.032
Money Market Trust	100,326,245.227	4,729,258.721	2,865,696.052
Money Market Trust B	521,080,936.483	21,594,457.595	45,447,178.245
Real Return Bond Trust	86,486,652.879	1,931,672.787	3,019,893.110
Short-Term Bond Trust	25,599,460.297	716,733.095	604,369.572
Spectrum Income Trust	72,521,657.442	2,211,390.730	2,503,116.222
Strategic Bond Trust	21,335,876.042	648,371.750	722,219.449
Strategic Income Trust	1,422,892.725	6,048.186	8,418.979
Total Return Trust	48,893,834.285	1,137,884.734	1,479,730.890
U.S. Government Securities Trust	18,143,499.893	632,606.439	489,817.067
U.S. High Yield Bond Trust	275,354.739	11,970.642	35,629.679

125

Proposal 5(f): Approval of Amended Fundamental Investment Restrictions regarding Commodities.
	Affirmative	Against	Abstain

Active Bond Trust	186,721,672.135	6,067,744.945	8,364,366.574
Core Bond Trust	21,318,183.957	105,882.750	643,740.352
Global Bond Trust	77,937,584.914	2,244,796.920	2,653,375.512
High Income Trust	31,810,923.498	.000	.000
High Yield Trust	191,067,901.085	5,770,515.923	8,761,998.264
Income Trust	25,085,416.564	663,149.551	851,004.175
Investment Quality Bond Trust	35,831,367.023	1,372,601.412	1,227,137.256
Money Market Trust	100,654,297.832	4,922,906.802	2,343,995.366
Money Market Trust B	521,618,863.970	21,043,241.478	45,460,466.875
Real Return Bond Trust	86,482,482.748	1,935,842.918	3,019,893.110
Short-Term Bond Trust	25,627,816.453	692,700.220	600,046.291
Spectrum Income Trust	72,479,225.478	2,205,979.259	2,550,959.657
Strategic Bond Trust	21,287,468.987	659,101.828	759,896.426
Strategic Income Trust	1,423,931.396	5,009.515	8,418.979
Total Return Trust	48,947,573.501	1,087,762.136	1,476,114.272
U.S. Government Securities Trust	18,162,678.445	614,528.491	488,716.463
U.S. High Yield Bond Trust	275,354.739	11,970.642	35,629.679

Proposal 5(g): Approval of Amended Fundamental Investment Restrictions regarding Loans.
	Affirmative	Against	Abstain

Active Bond Trust	186,447,848.128	6,317,183.884	8,388,751.642
Core Bond Trust	21,318,183.957	105,882.750	643,740.352
Global Bond Trust	77,898,648.712	2,228,995.419	2,708,113.215
High Income Trust	31,810,923.498	.000	.000
High Yield Trust	190,774,754.162	6,121,027.006	8,704,634.104
Income Trust	25,020,648.020	688,376.823	890,545.447
Investment Quality Bond Trust	35,896,375.852	1,303,622.535	1,231,107.304
Money Market Trust	100,101,574.765	5,157,202.972	2,662,422.263
Money Market Trust B	519,729,041.475	22,777,203.846	45,616,327.002
Real Return Bond Trust	86,336,226.951	2,082,098.715	3,019,893.110
Short-Term Bond Trust	25,514,040.436	798,977.891	607,544.637
Spectrum Income Trust	72,373,666.193	2,345,382.024	2,517,116.177
Strategic Bond Trust	21,305,860.590	660,903.041	739,703.610
Strategic Income Trust	1,422,892.725	6,048.186	8,418.979
Total Return Trust	48,919,991.387	1,126,122.970	1,465,335.552
U.S. Government Securities Trust	18,144,806.277	631,300.055	489,817.067
U.S. High Yield Bond Trust	275,354.739	11,970.642	35,629.679

Proposal 5(h): Approval of Amended Fundamental Investment Restrictions regarding Senior Securities.
	Affirmative	Against	Abstain

Active Bond Trust	186,836,062.257	5,986,318.095	8,331,403.302
Core Bond Trust	21,318,183.957	105,882.750	643,740.352
Floating Rate Income Trust
Global Bond Trust	78,071,282.820	2,014,690.120	2,749,784.406
High Income Trust	31,810,923.498	.000	.000
High Yield Trust	191,778,981.429	4,975,600.981	8,845,832.862
Income Trust	25,112,947.253	635,618.862	851,004.175
Investment Quality Bond Trust	35,924,976.819	1,266,712.532	1,239,416.340
Money Market Trust	101,993,620.105	2,975,716.643	2,951,863.252
Money Market Trust B	521,778,323.407	21,196,387.420	45,147,861.496
Real Return Bond Trust	86,402,108.370	1,926,920.560	3,109,189.846
Short-Term Bond Trust	25,630,849.324	685,344.068	604,369.572
Spectrum Income Trust	72,587,645.083	2,155,025.128	2,493,494.183
Strategic Bond Trust	21,381,735.159	585,370.136	739,361.946
Strategic Income Trust	1,422,892.725	6,048.186	8,418.979
Total Return Trust	49,018,897.697	1,014,966.464	1,477,585.748
U.S. Government Securities Trust	18,207,951.323	568,155.009	489,817.067
U.S. High Yield Bond Trust	261,518.927	11,970.642	49,465.491

126

A Special Meeting of the Shareholders of John Hancock Trust (the “Trust”) was held at the Trust’s principal office at 601 Congress Street, Boston, Massachu-
setts on January 8, 2008, as adjourned to January 28, 2008, as further adjourned with respect to the U.S. Multi Sector Trust to April 14, 2008.
Proposal 1: Election of the following seven nominees as Trustees of JHT.
	Charles L. Bardelis		James R. Boyle		Peter S. Burgess		Elizabeth G. Cook

	Affirmative	Withhold	Affirmative	Withhold	Affirmative	Withhold	Affirmative	Withhold

500 Index Trust	21,565,172.808	950,844.122	21,564,274.194	951,742.736	21,574,588.376	941,428.554	21,549,384.014	966,632.916
500 Index Trust B	66,293,723.637	1,972,358.106	66,276,249.910	1,989,831.833	66,322,581.963	1,943,499.780	66,227,881.821	2,038,199.922
Index Allocation Trust	22,038,800.836	780,298.674	22,073,819.049	745,280.461	22,101,121.098	717,978.412	21,849,288.192	969,811.318
International Equity Index Trust	28,760,705.845	924,105.421	28,777,296.894	907,514.372	28,759,064.245	925,747.021	28,834,604.639	850,206.627
International Equity Index Trust B	446,554.593	4,084.237	446,554.593	4,084.237	446,554.593	4,084.237	446,554.593	4,084.237
Mid Cap Index Trust	33,281,448.606	1,494,896.964	33,320,830.035	1,455,515.535	33,329,800.002	1,446,545.568	33,304,650.827	1,471,694.743
Small Cap Index Trust	12,520,717.027	459,412.903	12,546,452.224	433,677.706	12,561,154.584	418,975.346	12,486,136.767	493,993.163
Total Bond Market Trust A	63,141.250	.000	63,141.250	.000	63,141.250	.000	63,141.250	.000
Total Bond Market Trust B	16,034,226.268	384,101.760	16,038,357.317	379,970.711	16,027,806.751	390,521.277	15,896,457.106	521,870.922
Total Stock Market Index Trust	10,261,732.343	255,564.842	10,269,570.243	247,726.942	10,267,267.607	250,029.578	10,269,213.739	248,083.446
	Hassell H. McClellan		James M. Oates		F. David Rolwing

	Affirmative	Withhold	Affirmative	Withhold	Affirmative	Withhold

500 Index Trust	21,561,459.872	954,557.058	21,569,317.399	946,699.531	21,543,223.384	972,793.546
500 Index Trust B	66,242,086.354	2,023,995.389	66,283,649.202	1,982,432.541	66,194,608.045	2,071,473.698
Index Allocation Trust	22,073,012.782	746,086.728	22,095,871.610	723,227.900	21,831,856.431	987,243.079
International Equity Index Trust	28,759,070.687	925,740.579	28,704,519.206	980,292.060	28,767,643.067	917,168.199
International Equity Index Trust B	446,554.593	4,084.237	446,554.593	4,084.237	446,035.221	4,603.609
Mid Cap Index Trust	33,351,425.951	1,424,919.619	33,350,112.622	1,426,232.948	33,292,388.758	1,483,956.812
Small Cap Index Trust	12,558,815.292	421,314.638	12,543,236.709	436,893.221	12,523,056.332	457,073.598
Total Bond Market Trust A	63,141.250	.000	63,141.250	.000	63,141.250	.000
Total Bond Market Trust B	15,915,832.588	502,495.440	15,922,310.358	496,017.670	15,911,009.721	507,318.307
Total Stock Market Index Trust	10,238,524.444	278,772.741	10,260,885.354	256,411.831	10,234,979.631	282,317.554

Proposal 2(a): Approval of an Amendment to Declaration of Trust authorizing the conversion of JHT to another form of business entity.
			Affirmative			Against		Abstain

500 Index Trust			20,681,354.951		1,026,230.223			808,431.756
500 Index Trust B			62,641,475.636		2,649,735.401			2,974,870.706
Index Allocation Trust			20,072,118.194		1,047,315.248			1,699,666.068
International Equity Index Trust			27,338,183.507		1,537,911.800			808,715.959
International Equity Index Trust B			437,055.389			13,583.441		.000
Mid Cap Index Trust			32,004,371.197		1,421,913.864			1,350,060.509
Small Cap Index Trust			12,014,725.044			550,186.119		415,218.767
Total Bond Market Trust A			63,141.250			.000		.000
Total Bond Market Trust B			15,290,016.460			622,069.597		506,241.971
Total Stock Market Index Trust			9,843,107.568			309,928.930		364,260.687

Proposal 2(b): Approval of the Reorganization of JHT from a Massachusetts business trust to a Delaware limited liability company pursuant to a Plan of Conversion.
			Affirmative			Against		Abstain

500 Index Trust			20,723,322.622		1,044,896.722			747,797.586
500 Index Trust B			63,172,602.749		2,249,668.310			2,843,810.684
Index Allocation Trust			20,305,498.663			943,583.410		1,570,017.437
International Equity Index Trust			27,706,607.221		1,201,502.324			776,701.721
International Equity Index Trust B			437,055.389			13,583.441		.000
Mid Cap Index Trust			31,988,460.114		1,558,670.244			1,229,215.212
Small Cap Index Trust			12,062,321.039			561,631.063		356,177.828
Total Bond Market Trust A			63,141.250			.000		.000
Total Bond Market Trust B			15,373,964.734			567,123.036		477,240.258
Total Stock Market Index Trust			9,909,097.508			248,440.162		359,759.515

50

Proposal 3(a): Approval of an Amendment to the Advisory Agreement clarifying that the Adviser has authority to manage Fund assets directly.
	Affirmative	Against	Abstain

500 Index Trust	20,975,324.226	813,052.695	727,640.009
500 Index Trust B	63,457,212.851	2,004,439.819	2,804,429.073
Index Allocation Trust	20,556,994.644	762,019.731	1,500,085.135
International Equity Index Trust	27,802,855.087	1,093,523.140	788,433.039
International Equity Index Trust B	446,554.593	4,084.237	.000
Mid Cap Index Trust	32,027,437.581	1,465,401.476	1,283,506.513
Small Cap Index Trust	12,192,319.818	412,850.854	374,959.258
Total Bond Market Trust A	63,141.250	.000	.000
Total Bond Market Trust B	15,602,146.444	321,194.328	494,987.256
Total Stock Market Index Trust	9,911,694.554	252,264.167	353,338.464

Proposal 3(b): Approval of an Amendment to the Advisory Agreement clarifying the liability standard applicable to the Adviser.
	Affirmative	Against	Abstain

500 Index Trust	20,858,011.071	874,655.167	783,350.692
500 Index Trust B	63,378,450.244	2,060,713.735	2,826,917.764
Index Allocation Trust	20,523,846.981	818,678.779	1,476,573.750
International Equity Index Trust	27,634,250.939	1,250,310.625	800,249.702
International Equity Index Trust B	436,536.017	14,102.813	.000
Mid Cap Index Trust	32,102,534.457	1,403,058.999	1,270,752.114
Small Cap Index Trust	12,063,239.383	486,422.308	430,468.239
Total Bond Market Trust A	63,141.250	.000	.000
Total Bond Market Trust B	15,510,714.646	389,805.323	517,808.059
Total Stock Market Index Trust	9,946,501.581	230,682.999	340,112.605

Proposal 3(c): Approval of an Amendment to the Advisory Agreement transferring to a new service agreement within the Adviser the financial, accounting and administrative services currently performed by the Adviser under the Advisory Agreement.

	Affirmative	Against	Abstain

500 Index Trust	20,821,714.554	908,469.451	785,832.925
500 Index Trust B	62,440,419.464	2,160,762.524	3,664,899.755
Index Allocation Trust	20,230,951.654	900,980.106	1,687,167.750
International Equity Index Trust	27,312,385.239	1,466,319.427	906,106.600
International Equity Index Trust B	446,554.593	4,084.237	.000
Mid Cap Index Trust	32,065,502.343	1,481,517.287	1,229,325.940
Small Cap Index Trust	11,982,220.281	574,698.731	423,210.918
Total Bond Market Trust A	63,141.250	.000	.000
Total Bond Market Trust B	15,261,337.910	478,983.228	678,006.890
Total Stock Market Index Trust	9,916,777.975	222,069.627	378,449.583

Proposal 3(d): Approval of an Amendment to the Advisory Agreement for the Index Allocation Trust restructuring the Advisory fee.
	Affirmative	Against	Abstain

Index Allocation Trust	19,729,709.938	1,352,397.504	1,736,992.068

Proposal 5(a): Approval of Amended Fundamental Investment Restrictions regarding Concentration.
	Affirmative	Against	Abstain

500 Index Trust	21,151,347.016	752,961.161	611,708.753
500 Index Trust B	64,011,356.626	1,492,225.959	2,762,499.158
Index Allocation Trust	20,666,801.064	846,426.758	1,305,871.688
International Equity Index Trust	27,584,577.385	927,474.410	1,172,759.471
International Equity Index Trust B	428,021.294	14,102.813	8,514.723
Mid Cap Index Trust	32,196,225.861	1,393,719.568	1,186,400.141
Small Cap Index Trust	12,085,878.806	509,775.639	384,475.485
Total Bond Market Trust A	63,141.250	.000	.000
Total Bond Market Trust B	15,522,958.975	393,663.860	501,705.193
Total Stock Market Index Trust	9,968,173.787	182,552.134	366,571.264

51

Proposal 5(b): Approval of Amended Fundamental Investment Restrictions regarding Diversification.
	Affirmative	Against	Abstain

500 Index Trust	21,195,546.790	718,243.512	602,226.628
500 Index Trust B	63,971,482.065	1,551,205.533	2,743,394.145
Index Allocation Trust	20,666,061.702	847,166.120	1,305,871.688
International Equity Index Trust	27,517,865.402	952,315.343	1,214,630.521
International Equity Index Trust B	437,520.498	4,603.609	8,514.723
Mid Cap Index Trust	32,254,247.377	1,362,910.995	1,159,187.198
Small Cap Index Trust	12,112,860.680	482,793.765	384,475.485
Total Bond Market Trust A	63,141.250	.000	.000
Total Bond Market Trust B	15,481,834.676	434,788.159	501,705.193
Total Stock Market Index Trust	9,967,175.895	183,550.026	366,571.264

Proposal 5(c): Approval of Amended Fundamental Investment Restrictions regarding Borrowing.
	Affirmative	Against	Abstain

500 Index Trust	21,164,015.202	749,775.100	602,226.628
500 Index Trust B	63,876,958.937	1,650,097.554	2,739,025.252
Index Allocation Trust	20,636,052.692	875,676.052	1,307,370.766
International Equity Index Trust	27,418,515.030	1,102,417.986	1,163,878.250
International Equity Index Trust B	437,520.498	4,603.609	8,514.723
Mid Cap Index Trust	32,212,738.330	1,380,691.793	1,182,915.447
Small Cap Index Trust	12,071,860.357	523,794.088	384,475.485
Total Bond Market Trust A	63,141.250	.000	.000
Total Bond Market Trust B	15,466,896.099	449,726.736	501,705.193
Total Stock Market Index Trust	9,957,739.250	196,691.778	362,866.157

Proposal 5(d): Approval of Amended Fundamental Investment Restrictions regarding Underwriting.
	Affirmative	Against	Abstain

500 Index Trust	21,219,746.892	694,043.410	602,226.628
500 Index Trust B	63,981,702.932	1,516,860.048	2,767,518.763
Index Allocation Trust	20,671,902.890	847,166.120	1,300,030.500
International Equity Index Trust	27,556,267.159	894,309.262	1,234,234.845
International Equity Index Trust B	437,520.498	4,603.609	8,514.723
Mid Cap Index Trust	32,225,035.559	1,365,414.336	1,185,895.675
Small Cap Index Trust	12,090,881.894	505,069.121	384,178.915
Total Bond Market Trust A	63,141.250	.000	.000
Total Bond Market Trust B	15,529,971.588	384,492.894	503,863.546
Total Stock Market Index Trust	9,954,649.131	194,632.744	368,015.310

Proposal 5(e): Approval of Amended Fundamental Investment Restrictions regarding Real Estate.
	Affirmative	Against	Abstain

500 Index Trust	21,171,992.897	741,797.405	602,226.628
500 Index Trust B	64,019,334.677	1,521,589.454	2,725,157.612
Index Allocation Trust	20,632,904.821	886,164.189	1,300,030.500
International Equity Index Trust	27,586,745.060	934,187.956	1,163,878.250
International Equity Index Trust B	437,520.498	4,603.609	8,514.723
Mid Cap Index Trust	32,239,537.017	1,350,408.412	1,186,400.141
Small Cap Index Trust	12,118,734.241	476,920.204	384,475.485
Total Bond Market Trust A	63,141.250	.000	.000
Total Bond Market Trust B	15,536,696.371	379,926.464	501,705.193
Total Stock Market Index Trust	9,953,043.182	197,682.739	366,571.264

52

Proposal 5(f): Approval of Amended Fundamental Investment Restrictions regarding Commodities.
	Affirmative	Against	Abstain

500 Index Trust	21,197,158.216	716,632.086	602,226.628
500 Index Trust B	63,916,187.564	1,619,418.640	2,730,475.539
Index Allocation Trust	20,652,905.122	871,988.143	1,294,206.245
International Equity Index Trust	27,540,540.354	931,821.810	1,212,449.102
International Equity Index Trust B	437,520.498	4,603.609	8,514.723
Mid Cap Index Trust	32,214,565.793	1,375,379.636	1,186,400.141
Small Cap Index Trust	12,095,330.353	500,324.092	384,475.485
Total Bond Market Trust A	63,141.250	.000	.000
Total Bond Market Trust B	15,515,666.923	400,955.912	501,705.193
Total Stock Market Index Trust	9,959,432.640	191,293.281	366,571.264

Proposal 5(g): Approval of Amended Fundamental Investment Restrictions regarding Loans.
	Affirmative	Against	Abstain

500 Index Trust	21,164,015.202	749,775.100	602,226.628
500 Index Trust B	63,838,171.242	1,673,804.862	2,754,105.639
Index Allocation Trust	20,604,394.889	914,674.121	1,300,030.500
International Equity Index Trust	27,499,078.272	1,018,309.873	1,167,423.121
International Equity Index Trust B	437,520.498	4,603.609	8,514.723
Mid Cap Index Trust	32,194,218.188	1,423,444.684	1,158,682.698
Small Cap Index Trust	12,076,120.085	519,830.930	384,178.915
Total Bond Market Trust A	63,141.250	.000	.000
Total Bond Market Trust B	15,446,517.244	467,947.238	503,863.546
Total Stock Market Index Trust	9,948,322.262	200,959.613	368,015.310

Proposal 5(h): Approval of Amended Fundamental Investment Restrictions regarding Senior Securities.
	Affirmative	Against	Abstain

500 Index Trust	21,209,975.008	703,815.294	602,226.628
500 Index Trust B	63,964,784.275	1,542,649.745	2,758,647.723
Index Allocation Trust	20,814,456.337	710,436.928	1,294,206.245
International Equity Index Trust	27,581,105.569	924,650.167	1,179,055.530
International Equity Index Trust B	437,520.498	4,603.609	8,514.723
Mid Cap Index Trust	32,214,248.668	1,376,528.438	1,185,568.464
Small Cap Index Trust	12,094,159.558	501,494.887	384,475.485
Total Bond Market Trust A	63,141.250	.000	.000
Total Bond Market Trust B	15,551,423.989	363,040.493	503,863.546
Total Stock Market Index Trust	9,963,064.694	186,217.181	368,015.310

53

Special Shareholder Meeting (unaudited)
A Special Meeting of the Shareholders of John Hancock Trust (the “Trust) was held at the Trust’s principal office at 601 Congress Street, Boston Massachu-
setts on January 8, 2008, as adjourned to January 28, 2008, as further adjourned with respect to the U.S. Multi Sector Trust to April 14, 2008.

Proposal 1: Election of the following seven nominees as Trustees of JHT.
	Charles L. Bardelis		James R. Boyle		Peter S. Burgess		Elizabeth G. Cook

	Affirmative	Withhold	Affirmative	Withhold	Affirmative	Withhold	Affirmative	Withhold

Lifestyle Aggressive Trust	50,872,878.716	1,961,988.394	50,946,745.506	1,888,121.604	50,921,246.818	1,913,620.292	50,907,565.757	1,927,301.353
Lifestyle Balanced Trust	722,440,768.829	20,770,644.567	723,034,553.871	20,176,859.525	722,433,212.598	20,778,200.798	720,545,480.134	22,665,933.262
Lifestyle Conservative Trust	65,389,321.960	2,750,694.230	65,528,021.712	2,611,994.478	65,611,602.665	2,528,413.525	65,473,840.383	2,666,175.807
Lifestyle Growth Trust	946,764,608.398	29,697,145.982	947,824,234.423	28,637,519.957	946,471,249.016	29,990,505.364	943,307,647.684	33,154,106.696
Lifestyle Moderate Trust	165,584,234.992	6,207,868.098	165,651,245.422	6,140,857.668	165,642,602.046	6,149,501.044	165,433,962.426	6,358,140.664

	Hassell H. McClellan		James M. Oates		F. David Rolwing

	Affirmative	Withhold	Affirmative	Withhold	Affirmative	Withhold

Lifestyle Aggressive Trust	50,946,745.506	1,888,121.604	50,906,297.086	1,928,570.024	50,885,865.315	1,949,001.795
Lifestyle Balanced Trust	722,481,234.460	20,730,178.936	723,226,364.846	19,985,048.550	721,372,576.333	21,838,837.063
Lifestyle Conservative Trust	65,362,115.900	2,777,900.290	65,573,129.790	2,566,886.400	65,339,988.724	2,800,027.466
Lifestyle Growth Trust	946,360,876.615	30,100,877.765	946,829,605.598	29,632,148.782	943,767,169.609	32,694,584.771
Lifestyle Moderate Trust	165,252,975.838	6,539,127.252	165,512,328.830	6,279,774.260	165,164,102.973	6,628,000.117

			28

Proposal 2(a): Approval of an Amendment to Declaration of Trust authorizing the conversion of JHT to another form of business entity.
	Affirmative	Against	Abstain

Lifestyle Aggressive Trust	49,084,826.720	1,929,857.028	1,820,183.362
Lifestyle Balanced Trust	683,811,435.522	28,980,061.966	30,419,915.908
Lifestyle Conservative Trust	61,807,102.575	2,930,186.480	3,402,727.135
Lifestyle Growth Trust	894,038,616.718	44,420,389.619	38,002,748.043
Lifestyle Moderate Trust	155,914,947.736	7,160,663.007	8,716,492.347

Proposal 2(b): Approval of the Reorganization of JHT from a Massachusetts business trust to a Delaware limited liability company.
	Affirmative	Against	Abstain

Lifestyle Aggressive Trust	49,631,236.039	1,834,601.522	1,369,029.549
Lifestyle Balanced Trust	691,044,473.047	24,517,315.999	27,649,624.350
Lifestyle Conservative Trust	62,348,857.950	2,385,758.994	3,405,399.246
Lifestyle Growth Trust	901,842,718.763	40,455,015.540	34,164,020.077
Lifestyle Moderate Trust	158,629,967.312	5,740,667.277	7,421,468.501

Proposal 3(a): Approval of an Amendment to the Advisory Agreement clarifying that the Adviser has authority to manage Fund assets directly.
	Affirmative	Against	Abstain

Lifestyle Aggressive Trust	49,286,244.856	1,980,468.446	1,568,153.808
Lifestyle Balanced Trust	695,201,519.809	21,153,254.262	26,856,639.325
Lifestyle Conservative Trust	62,696,536.999	2,725,607.393	2,717,871.798
Lifestyle Growth Trust	907,723,027.106	34,202,650.857	34,536,076.417
Lifestyle Moderate Trust	159,286,121.924	5,377,104.680	7,128,876.486

Proposal 3(b): Approval of an Amendment to the Advisory Agreement clarifying the liability standard applicable to the Adviser.
	Affirmative	Against	Abstain

Lifestyle Aggressive Trust	49,415,240.603	2,230,364.370	1,189,262.137
Lifestyle Balanced Trust	694,217,270.070	21,530,074.340	27,464,068.986
Lifestyle Conservative Trust	62,121,089.929	3,130,910.342	2,888,015.919
Lifestyle Growth Trust	904,875,663.653	36,812,838.585	34,773,252.142
Lifestyle Moderate Trust	159,433,195.205	5,086,465.426	7,272,442.459

Proposal 3(c): Approval of an Amendment to the Advisory Agreement transferring to a new service agreement with the Adviser the financial accounting and administrative services currently performed by the Adviser under the Advisory Agreement.
	Affirmative	Against	Abstain

Lifestyle Aggressive Trust	49,045,748.520	2,322,026.260	1,467,092.330
Lifestyle Balanced Trust	689,402,880.312	25,157,303.522	28,651,229.562
Lifestyle Conservative Trust	61,975,502.379	2,974,845.856	3,189,667.955
Lifestyle Growth Trust	897,888,276.173	41,008,291.464	37,565,186.743
Lifestyle Moderate Trust	157,032,016.266	6,463,014.245	8,297,072.579

Proposal 3(d): Approval of an Amendment to the Advisory Agreement for each Lifestyle Trust restructuring the Advisory fee.
	Affirmative	Against	Abstain

Lifestyle Aggressive Trust	47,294,606.591	3,433,910.202	2,106,350.317
Lifestyle Balanced Trust	676,128,162.752	37,394,788.544	29,688,462.100
Lifestyle Conservative Trust	61,446,341.596	3,245,501.407	3,448,173.187
Lifestyle Growth Trust	879,925,375.574	56,530,569.849	40,005,808.957
Lifestyle Moderate Trust	156,097,044.101	8,249,846.930	7,445,212.059

Proposal 5(a): Approval of Amended Fundamental Investment Restrictions regarding Concentration.
	Affirmative	Against	Abstain

Lifestyle Aggressive Trust	50,205,828.005	1,531,072.396	1,097,966.709
Lifestyle Balanced Trust	701,837,800.931	19,677,075.862	21,696,536.603
Lifestyle Conservative Trust	63,249,667.669	2,473,482.519	2,416,866.002
Lifestyle Growth Trust	917,611,271.543	27,108,096.699	31,742,386.138
Lifestyle Moderate Trust	159,948,387.525	4,550,308.972	7,293,406.593

	29

Proposal 5(b): Approval of Amended Fundamental Investment Restrictions regarding Diversification.
	Affirmative	Against	Abstain

Lifestyle Aggressive Trust	50,365,729.983	1,371,170.418	1,097,966.709
Lifestyle Balanced Trust	702,231,072.738	19,350,160.200	21,630,180.458
Lifestyle Conservative Trust	63,238,021.246	2,500,955.347	2,401,039.597
Lifestyle Growth Trust	918,462,508.912	25,948,886.222	32,050,359.246
Lifestyle Moderate Trust	160,221,736.419	4,547,844.099	7,022,522.572

Proposal 5(c): Approval of Amended Fundamental Investment Restrictions regarding Borrowing.
	Affirmative	Against	Abstain

Lifestyle Aggressive Trust	49,631,399.141	2,105,501.260	1,097,966.709
Lifestyle Balanced Trust	699,753,729.106	21,641,422.274	21,816,262.016
Lifestyle Conservative Trust	63,318,336.043	2,505,674.861	2,316,005.286
Lifestyle Growth Trust	912,131,744.115	32,108,284.910	32,221,725.355
Lifestyle Moderate Trust	159,507,593.211	4,980,493.062	7,304,016.817

Proposal 5(d): Approval of Amended Fundamental Investment Restrictions regarding Underwriting.
	Affirmative	Against	Abstain

Lifestyle Aggressive Trust	50,004,707.276	1,732,193.125	1,097,966.709
Lifestyle Balanced Trust	701,817,497.881	19,173,087.852	22,220,827.663
Lifestyle Conservative Trust	63,416,086.440	2,322,890.153	2,401,039.597
Lifestyle Growth Trust	915,087,351.281	29,027,197.526	32,347,205.573
Lifestyle Moderate Trust	159,988,421.785	4,482,496.616	7,321,184.689

Proposal 5(e): Approval of Amended Fundamental Investment Restrictions regarding Real Estate.
	Affirmative	Against	Abstain

Lifestyle Aggressive Trust	50,174,479.916	1,562,420.485	1,097,966.709
Lifestyle Balanced Trust	701,474,472.370	20,102,178.669	21,634,762.357
Lifestyle Conservative Trust	63,363,706.664	2,384,205.197	2,392,104.329
Lifestyle Growth Trust	915,012,989.813	30,027,455.653	31,421,308.914
Lifestyle Moderate Trust	159,868,425.688	4,742,719.735	7,180,957.667

Proposal 5(f): Approval of Amended Fundamental Investment Restrictions regarding Commodities.
	Affirmative	Against	Abstain

Lifestyle Aggressive Trust	50,139,248.834	1,597,651.567	1,097,966.709
Lifestyle Balanced Trust	701,377,479.564	19,816,284.562	22,017,649.270
Lifestyle Conservative Trust	63,447,101.117	2,284,003.464	2,408,911.609
Lifestyle Growth Trust	914,859,792.728	29,320,575.460	32,281,386.192
Lifestyle Moderate Trust	159,396,799.845	5,103,469.580	7,291,833.665

Proposal 5(g): Approval of Amended Fundamental Investment Restrictions regarding Loans.
	Affirmative	Against	Abstain

Lifestyle Aggressive Trust	49,821,542.370	1,915,358.031	1,097,966.709
Lifestyle Balanced Trust	700,064,844.836	21,242,809.751	21,903,758.809
Lifestyle Conservative Trust	63,200,812.436	2,547,099.425	2,392,104.329
Lifestyle Growth Trust	913,419,806.532	31,539,045.790	31,502,902.058
Lifestyle Moderate Trust	159,498,266.962	5,133,600.368	7,160,235.760

Proposal 5(h): Approval of Amended Fundamental Investment Restrictions regarding Senior Securities.
	Affirmative	Against	Abstain

Lifestyle Aggressive Trust	50,085,393.198	1,651,507.203	1,097,966.709
Lifestyle Balanced Trust	701,857,585.962	19,746,847.063	21,606,980.371
Lifestyle Conservative Trust	63,320,259.159	2,418,717.434	2,401,039.597
Lifestyle Growth Trust	916,552,760.637	28,146,778.596	31,762,215.147
Lifestyle Moderate Trust	160,134,757.219	4,680,592.839	6,976,753.032

	30